KEYSTONE STRATEGIC INCOME FUND
PROSPECTUS NOVEMBER 28, 1995

  Keystone Strategic Income Fund (formerly named Keystone America Strategic Income Fund) (the "Fund") is a mutual fund that seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund intends to allocate its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, from time to time, the Fund will allocate a portion of its assets to United States ("U.S.") government securities.

  Generally, the Fund offers three classes of shares. Information on share classes and their fee and sales charge structures may be found in the Fund's fee table, "Alternative Sales Options," "Contingent Deferred Sales Charges and Waiver of Sales Charges," "Distribution Plans," and "Fund Shares."

  This prospectus concisely states information about the Fund that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Fund, including more detailed information about securities ratings, is contained in a statement of additional information dated November 28, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed below.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

KEYSTONE STRATEGIC INCOME FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

TABLE OF CONTENTS
                                                        Page
Fee Table                                                  2
Financial Highlights                                       3
The Fund                                                   6
Investment Objectives and Policies                         6
Risk Factors                                               8
Investment Restrictions                                   11
Pricing Shares                                            11
Dividends and Taxes                                       12
Fund Management and Expenses                              12
How to Buy Shares                                         15
Alternative Sales Options                                 15
Contingent Deferred Sales Charges and Waiver
  of Sales Charges                                        19
Distribution Plans                                        20
How to Redeem Shares                                      21
Shareholder Services                                      23
Performance Data                                          25
Fund Shares                                               26
Additional Information                                    26
Additional Investment Information                        (i)
Exhibit A                                                A-1

  THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN EITHER OR BOTH OF (I) LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS"; AND (II) DEBT SECURITIES ISSUED BY FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE; BOTH OF WHICH ENTAIL GREATER RISKS, INCLUDING RISKS OF DEFAULT, UNTIMELY INTEREST AND PRINCIPAL PAYMENTS AND PRICE VOLATILITY, THAN THOSE FOUND IN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," PAGE 6; "RISK FACTORS," PAGE 8.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  FEE TABLE
                        KEYSTONE STRATEGIC INCOME FUND

    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charges and Waiver of Sales Charges"; "Distribution Plans"; and "Shareholder Services."

                                                       CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                                                          FRONT END               BACK END               LEVEL LOAD
                                                         LOAD OPTION             LOAD OPTION[1]           OPTION[2]
SHAREHOLDER TRANSACTION EXPENSES                       --------------          --------------           -------------
Sales Charge ......................................      4.75%[3]<F3>         None                      None
  (as a percentage of offering price)

Contingent Deferred Sales Charge ..................      0.00%[4]<F4>     5.00% in the first year   1.00% in the first
  (as a percentage of the lesser of cost or market                        declining to 1.00% in     year and 0.00%
  value of shares redeemed)                                               the sixth year and        thereafter
                                                                          0.00% thereafter
Exchange Fee (per exchange)[5]<F5> ................     $10.00           $10.00                    $10.00
ANNUAL FUND OPERATING EXPENSES[6]<F6>
  (as a percentage of average net assets)
Management Fees ...................................      0.66%            0.66%                     0.66%
12b-1 Fees ........................................      0.25%            0.98%[7]<F7>              1.00%[7]<F7>

Other Expenses ....................................      0.42%            0.42%                     0.42%
                                                         ----             ----                      ----
Total Fund Operating Expenses .....................      1.33%            2.06%                     2.08%
                                                         ====             ====                      ====

EXAMPLES[8]<F8>                                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                 ------       -------       -------       --------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each period:

Class A ...............................................................          $60.00        $88.00       $117.00        $200.00
Class B ...............................................................          $71.00        $95.00       $131.00          N/A
Class C ...............................................................          $31.00        $65.00       $112.00        $241.00
You would pay the following expenses on a $1,000
  investment, assuming no redemption at the end of each period:
Class A ...............................................................          $60.00        $88.00       $117.00        $200.00
Class B ...............................................................          $21.00        $65.00       $111.00          N/A
Class C ...............................................................          $21.00        $65.00        $112.00       $241.00
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 ----------

<F1> Class B shares purchased on or after June 1, 1995 convert tax free to Class A shares after eight years. See "Class
     B Shares" for more information.
<F2> Class C shares are available only through dealers who have entered into special distribution agreements with
     KeystoneInvestment Distributors Company, the Fund's principal underwriter.
<F3> The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Alternative
     Sales Options."
<F4> Purchases of Class A shares in the amount of $1,000,000 or more and/or purchases made by certain qualifying retirement or other plans are not subject to a sales charge, but may be subject to a contingent deferred sales charge. See the "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales Charges" sections of this prospectus for an explanation of the charge.
<F5> There is no fee for exchange orders received by the Fund directly from an individual investor over the Keystone
     Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services".)
<F6> Expense ratios are for the Fund's fiscal year ended July 31, 1995.
<F7> Long term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc.
<F8> The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example.
     Actual return for the Fund may be greater or less than 5%.

                              FINANCIAL HIGHLIGHTS
                KEYSTONE STRATEGIC INCOME FUND -- CLASS A SHARES

                (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table has been taken from the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                                                                     FEBRUARY 13,
                                                                                                                         1987
                                                                                                                    (COMMENCEMENT
                                                             YEAR ENDED JULY 31,                                          OF
                          -----------------------------------------------------------------------------------------  OPERATIONS) TO
                             1995      1994(D)<F4>  1993       1992       1991       1990        1989        1988    JULY 31, 1987
                          ---------   ---------   --------   --------   --------   --------   ---------   --------- ---------------
Net asset value
  beginning of period ..    $  7.35    $   7.86    $  7.02    $  6.10    $  7.17    $  9.02    $   9.36    $  10.04      $10.00
                          ---------   ---------   --------   --------   --------   --------   ---------   ---------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..       0.64        0.61       0.69       0.78       0.89       1.03        1.10        1.05        0.22
Net gain (loss) on
  investments, closed
  futures contracts and
  foreign currency
  related transactions .      (0.45)      (0.44)      0.89       0.89      (1.01)     (1.79)      (0.31)      (0.65)       0.00
                          ---------   ---------   --------   --------   --------   --------   ---------   ---------       -----
Total from investment
  operations ...........       0.19        0.17       1.58       1.67      (0.12)     (0.76)       0.79        0.40        0.22
                          ---------   ---------   --------   --------   --------   --------   ---------   ---------       -----
LESS DISTRIBUTIONS FROM:
Net investment income ..      (0.60)      (0.61)     (0.72)     (0.75)     (0.89)     (1.04)      (1.11)      (1.08)      (0.18)
In excess of net
  investment income ....      (0.03)      (0.03)     (0.02)         0      (0.06)     (0.05)          0           0           0
Tax basis return of
 capital ...............      (0.02)      (0.04)         0          0          0          0           0           0           0
Net realized gains .....          0           0          0          0          0          0       (0.02)          0           0
                          ---------   ---------   --------   --------   --------   --------   ---------   ---------       -----
Total distributions ....      (0.65)      (0.68)     (0.74)     (0.75)     (0.95)     (1.09)      (1.13)      (1.08)      (0.18)
                          ---------   ---------   --------   --------   --------   --------   ---------   ---------       -----
Net asset value end of
  period ...............    $  6.89    $   7.35    $  7.86    $  7.02    $  6.10    $  7.17    $   9.02    $   9.36      $10.04
                          =========    ========    =======    =======    =======    =======    ========    ========      ======
TOTAL RETURN<F1> ....         3.00%       1.86%     24.13%     28.73%      0.54%     (8.55%)      9.00%       4.49%       2.20%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total  expenses<F2>      1.33%          1.32%      1.80%      2.09%      2.00%      2.00%       1.81%       1.28%       1.00%<F3>
  Net investment income       9.31%       7.79%      9.50%     11.73%     15.23%     12.91%      12.06%      10.98%      10.12%<F3>
Portfolio turnover rate         95%         92%       151%        95%        82%        36%         73%         46%         13%
Net assets end of period
 (thousands) ...........    $85,970    $105,181    $85,793    $70,459    $70,246    $83,106    $138,499    $114,310      $8,191
                          =========    ========    =======    =======    =======    =======    ========    ========      ======

-------------
<F1> Excluding applicable sales charges.
<F2> Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. The "Ratio of total expenses to average net assets" would have been 2.12%, 2.25%, 2.01%, 1.90%, 2.08% and 6.08% for the years ended July 31, 1992, 1991, 1990, 1989, 1988 and the period from April 14, 1987 (Commencement of Investment
     Operations) to July 31, 1987, respectively.
<F3> Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.
<F4> Calculation based on average shares outstanding.

     FINANCIAL HIGHLIGHTS KEYSTONE STRATEGIC INCOME FUND -- CLASS B SHARES

               (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table has been taken from the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                            FEBRUARY 1, 1993
                                    YEAR ENDED JULY 31,     (DATE OF INITIAL
                                   ----------------------  PUBLIC OFFERING) TO
                                      1995      1994(C)       JULY 31, 1993
                                   ----------  ----------  -------------------
Net asset value beginning of
  period ........................   $   7.38    $   7.89         $  7.07
                                   ---------   ---------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ...........       0.60        0.55            0.24
Net gain (loss) on investments,
  closed futures contracts and
  foreign currency related
  transactions ..................      (0.47)      (0.44)           0.92
                                   ---------   ---------         -------
Total from investment operations        0.13        0.11            1.16
                                   ---------   ---------         -------
LESS DISTRIBUTIONS FROM:
Net investment income ...........      (0.55)      (0.55)          (0.24)
In excess of net investment
  income ........................      (0.03)      (0.03)          (0.10)
Tax basis return of capital .....      (0.01)      (0.04)              0
                                   ---------   ---------         -------
Total distributions .............      (0.59)      (0.62)          (0.34)
                                   ---------   ---------         -------
Net asset value end of period ...   $   6.92    $   7.38         $  7.89
                                   =========   =========         =======
TOTAL RETURN(A) .................      2.12%       1.10%          16.75%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses ................      2.06%       2.07%           2.37%(b)
  Net investment income .........      8.58%       7.11%           7.18%(b)
Portfolio turnover rate .........        95%         92%            151%
Net assets end of period
 (thousands) ....................   $149,091    $162,866         $35,415
                                   =========    ========         =======
(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.

                             FINANCIAL HIGHLIGHTS
               KEYSTONE STRATEGIC INCOME FUND -- CLASS C SHARES

               (For a share outstanding throughout the period)

    The following table contains important financial information relating to the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table has been taken from the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the independent auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                            FEBRUARY 1, 1993
                                    YEAR ENDED JULY 31,     (DATE OF INITIAL
                                   ----------------------  PUBLIC OFFERING) TO
                                      1995      1994(C)       JULY 31, 1993
                                   ----------  ----------  -------------------
Net asset value beginning of
 period .........................    $  7.37     $  7.88         $  7.07
                                      ------      ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ...........       0.59        0.55            0.24
Net gain (loss) on investments,
  closed futures contracts and
  foreign currency related
  transactions ..................      (0.45)      (0.44)           0.91
                                      ------      ------         -------
Total from investment operations        0.14        0.11            1.15
                                      ------      ------         -------
LESS DISTRIBUTIONS FROM:
Net investment income ...........      (0.55)      (0.55)          (0.24)
In excess of net investment
  income ........................      (0.03)      (0.03)          (0.10)
Tax basis return of capital .....      (0.01)      (0.04)              0
                                      ------      ------         -------
Total distributions .............      (0.59)      (0.62)          (0.34)
                                      ------      ------         -------
Net asset value end of period ...    $  6.92     $  7.37         $  7.88
                                     =======     =======         =======
TOTAL RETURN(A) .................      2.27%       1.09%          16.61%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses ................      2.08%       2.07%           2.25%(b)
  Net investment income .........      8.56%       7.09%           7.35%(b)
Portfolio turnover rate .........        95%         92%            151%
Net assets end of period
 (thousands) ....................    $46,221     $59,228         $19,706
                                     =======     =======         =======

(a) Excluding applicable sales charges.
(b) Annualized.
(c) Calculation based on average shares outstanding.

THE FUND
  The Fund (formerly named Keystone America Strategic Income Fund) is an open-end, diversified management investment company commonly known as a mutual fund. The Fund was formed as a Massachusetts business trust on October 24, 1986. The Fund is one of the twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and is one of thirty funds managed or advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, collectively referred to as "Keystone."

INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT OBJECTIVES
  The Fund seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities.

  The Fund intends to allocate its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. government securities. This allocation will be made on the basis of Keystone's assessment of global opportunities for high income. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities.

  The investment objectives of the Fund are fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940 ("1940 Act")) (which means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

  There is no assurance that the Fund will achieve its investment objectives since there is uncertainty in every investment.

PRINCIPAL INVESTMENTS. Under ordinary circumstances, the Fund's assets will be invested principally in domestic high yield bonds and foreign government and corporate debt securities. In addition, a portion of the Fund's assets will, from time to time, be invested in U.S. government securities. When, in Keystone's opinion, market conditions warrant, up to 100% of the Fund's assets may be invested for temporary defensive purposes in the U.S. government securities described below.

DOMESTIC HIGH YIELD BONDS. The Fund may invest principally in domestic debt obligations, including zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached.

FOREIGN SECURITIES. The Fund may invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These debt obligations may include bonds, debentures, notes and short-term obligations.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"). Certain of these obligations, including U.S. Treasury notes and bonds, and Government National Mortgage Association debentures ("Ginnie Mae's"), are issued by, or guaranteed with respect to both principal and interest by, the full faith and credit of the U.S. government. Certain other U.S. Government Securities, issued or guaranteed by federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the U.S. government. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac's"), and obligations supported by the credit of the instrumentality such as Federal National Mortgage Association bonds ("Fannie Mae's"). U.S. Government Securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage backed securities and money market instruments.

  While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.

OTHER ELIGIBLE SECURITIES
  Under ordinary circumstances, the Fund may also invest a limited portion of its assets in the securities described below. When, in Keystone's opinion, market conditions warrant, up to 100% of the Fund's assets may be invested for temporary defensive purposes in the money market securities described below.

EQUITY SECURITIES. The Fund may invest in preferred stocks, including adjustable rate preferred stocks and convertible preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. In addition, the Fund may invest in limited partnerships, including master limited partnerships.

MONEY MARKET SECURITIES. The Fund may invest in the following types of money market securities: (1) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; (2) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by Standard & Poors Corporation ("S&P")), PRIME-1 (the highest grade by Moody's Investor Services, Inc. ("Moodys")), or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and (4) obligations of U.S. corporations that at the date of investment are rated A or better by S&P or Moody's.

  When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

INVESTMENT TECHNIQUES. The Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities and currencies on a when issued and delayed delivery basis, write covered call and put options, purchase call and put options, including call and put options to close out existing positions and employ new investment techniques with respect to such options. The Fund may also enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation and employ new investment techniques with respect to such futures contracts and related options.

  In addition to the options, futures contracts, forwards and mortgage backed securities mentioned above, the Fund may also invest in certain other types of derivative instruments, including collateralized mortgage obligations, structured notes, interest rate swaps, index swaps, currency swaps and caps and floors. These vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.

  For further information about the types of investments and investment techniques available to the Fund, including the associated risks, see "Additional Investment Information" and the statement of additional information.

RISK FACTORS
  Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  The Fund seeks high current income and capital appreciation predominantly from high yielding, high risk bonds, commonly known as "junk bonds." This investment approach involves risks greater than a more conservative approach.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in "Additional Investment Information."

  By itself the Fund does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund

  Should the Fund need to raise cash to meet a large number of redemptions it may have to sell portfolio securities at a time when it would be disadvantageous to do so.

NONINVESTMENT GRADE BONDS. While the Fund has been in operation since February 13, 1987, Keystone, its adviser, has had continuous experience since 1935 investing in bonds selling at a substantial discount from par, convertible bonds, noninvestment grade bonds and other securities that, as a class, may be considered high yield, high risk securities.

  Prior to the 1980's, corporate bonds were primarily issued to finance growth and development. Noninvestment grade bonds were predominantly bonds that often traded at discounts from par because the company's credit ratings had been downgraded. The rapid growth of the noninvestment grade sector of the bond market during the 1980s was largely attributable to the issuance of such bonds to finance corporate reorganizations. This growth paralleled a long economic expansion. An economic downturn could severely disrupt the market for high yield, high risk bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest.

  Although the change in the size and characteristics of the market may result in higher risks associated with individual bonds, Keystone believes that an effective program of broad diversification can, over time, enable the Fund to successfully achieve its investment objectives while reducing the risk of investing in individual noninvestment grade bonds.

  While investment in the Fund provides opportunities to maximize return over time, investors should be aware of the following risks associated with noninvestment grade bonds:

  (1) Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

  (2) The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  (3) The value of certain securities held by the Fund may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

  (4) The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. For example, in the case of an investment in a fixed-income security, if interest rates increase after the security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of noninvestment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments. (With respect to derivative or structured securities, the market value of such securities may vary depending on the manner in which such securities have been structured. As a result, the value of such investments may change at a more rapid rate than that of traditional fixed income securities.)

  (5) The secondary market for certain securities held by the Fund may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its assets.

  (6) Zero coupon bonds and PIKs involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

  The generous income sought by the Fund is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. The Additional Investment Information section of this prospectus describes these rating categories. The Fund intends to invest in D rated debt only in cases when, in Keystone's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities that, in Key-stone's judgment, offer comparable yields and risks as securities that are rated, as well as in non-investment quality zero coupon bonds or PIKs.

  Keystone considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on these ratings because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

  The following table shows the weighted average percentages of the Fund's assets invested at the end of each month during the last fiscal year in securities assigned to the various rating categories by S&P and in unrated securities determined by Keystone to be of comparable quality. Since the percentages in this table are based on month-end averages throughout the Fund's fiscal year, they do not reflect the Fund's holdings at any one point in time. The percentages in each category may be higher or lower on any day than those shown in the table below.
                                             *UNRATED SECURITIES
                                                OF COMPARABLE
                           RATED SECURITIES      QUALITY AS
                           AS PERCENTAGE OF     PERCENTAGE OF
RATING                       FUND'S ASSETS      FUND'S ASSETS
------                       -------------      -------------
AAA                              5.03%              0.00%
AA                               2.08%              0.00%
A                                0.01%              0.00%
BBB                              0.29%              0.77%
BB                              20.04%              2.03%
B                               26.69%             23.20%
CCC                              0.96%              1.49%
CC                               0.00%              0.00%
CA                               0.00%              0.00%
Unrated*                        27.49%              0.00%
U.S. Governments,
  equities and others
                                 17.41%
                                ------
    TOTAL                       100.00%
                                ======

  Since the Fund takes an aggressive approach to investing, Keystone tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on values based on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zero coupon bonds and PIKs, percentage of non-accruing items and yield to maturity.

  Income and yields on high yield, high risk securities, as on all securities, will fluctuate over time.

FOREIGN SECURITIES
  Investing in securities of foreign issuers generally involves more risk than investing in a portfolio consisting solely of securities of domestic issuers for the following reasons:

  (1) there may be less public information available about foreign companies than is available about U.S. companies;

  (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to U.S. companies;

  (3) foreign stock markets have less volume than the U.S. market, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable U.S. companies;

  (4) there may be less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the U.S.;

  (5) the Fund may incur fees on currency exchanges when it changes investments from one country to another;

  (6) the Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization, establishment of exchange controls, political or social instability or diplomatic developments;

  (7) fluctuations in foreign exchange rates will affect the value of the Fund's investments, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; and

  (8) possible imposition of dividend or interest withholding at the source.

RULE 144A SECURITIES
  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund intends to purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. Keystone determines the liquidity of the Fund's Rule 144A securities in accordance with guidelines adopted by the Board of Trustees.

  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.

INVESTMENT RESTRICTIONS
  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act majority of the Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in detail in the statement of additional information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

  Generally, the Fund may not do the following:

  (1) purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

  (2) borrow money or enter into reverse repurchase agreements, except that the Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

  (3) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

  (4) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements; and

  (5) purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.

PRICING SHARES
  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares) except on days when changes in the value of the Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of its shares outstanding.

  The Fund values certain publicly traded bonds on the basis of valuations provided by a pricing service, approved by the Fund's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Short-term investments purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Fund's Board of Trustees.

DIVIDENDS AND TAXES
  The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year. Any taxable distributions declared in October, November, or December to shareholders of record in such a month, and paid by the following January 31, will be includable in the taxable income of shareholders on December 31 of the year in which such distributions were declared. If the Fund qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  The Fund will make distributions from its net investment income to its shareholders monthly and net capital gains at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Fund distributions in the form of additional shares are made at net asset value without the imposition of a sales charge.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  The Fund's income distributions are largely derived from interest on bonds and thus are not, to any significant degree, eligible, in whole or in part, for the corporate 70% dividends received deduction.

  Income dividends and net short-term gains distributions are taxable as ordinary income. Net long-term gains are taxable as capital gains regardless of how long you have held the Fund's shares. If Fund shares are held for less than six months, however, and are sold at a loss, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. The Fund advises you annually as to the federal tax status of all distributions made during the year.

FUND MANAGEMENT AND EXPENSES

BOARD OF TRUSTEES
  Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
  Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to most of the other Keystone America Funds and to certain other funds in the Keystone Investments Family of Funds.

  Pursuant to its Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement") under which Keystone provides investment advisory and management services to the Fund. Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

  The Fund currently pays Keystone Management a fee for its services at the annual rate set forth below:
                                                                     Aggregate
                                                               Net Asset Value
Management                                                       of the Shares
Fee                                Income                          of the Fund
------------------------------------------------------------------------------
                            2.0% of Gross Dividend
                             and Interest Income
                                     plus
0.50% of the first                                          $100,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000

computed as of the close of business each business day and paid daily.

  The Management Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Management Agreement and continuance thereof must be approved by the vote of a majority of the Fund's independent Trustees ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

INVESTMENT ADVISER
  Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert
H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

  Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.

  The Advisory Agreement continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees or by vote of a majority of the outstanding shares of the Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees in person at a meeting called for the purpose of voting on such approval.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company
Institute.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses the Fund is expected to pay include, but are not limited to, expenses relating to certain of its Trustees; transfer, dividend disbursing and shareholder servicing agent expenses; custodian expenses; fees of its independent auditors and legal counsel to its Trustees; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. The Fund also pays its brokerage commissions, interest charges and taxes.

  During the year ended July 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative service fees of $1,954,412, which represented 0.66% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,661,250 was paid to Keystone for its services to the Fund.

  For the fiscal year ended July 31, 1995, the Fund's Class A, B, and C shares each paid 1.33%, 2.06%, and 2.08%, respectively, of average net assets in expenses.

  During the year ended July 31, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent, $783,249 for transfer agent services and a total of $17,770 to KIRC and Keystone Investments as reimbursement for certain accounting services. KIRC is a wholly-owned subsidiary of Keystone.

PORTFOLIO MANAGERS
  Richard M. Cryan has managed the domestic high yield, high risk bond portion of the Fund's portfolio since 1994. Mr. Cryan is a Keystone Senior Vice President and has more than 14 years of experience in fixed-income investing. He is responsible for the Fund's overall management.

  Gilman C. Gunn has managed the portion of the Fund's portfolio invested in foreign securities since 1993. Mr. Gunn is a Keystone Senior Vice President and has served as the head of Keystone's international group for over three years. Prior to that, he headed a global investment department of Citibank in London. Mr. Gunn has over 21 years of experience in foreign securities investing.

  Christopher P. Conkey has managed the portion of the Fund's portfolio invested in U.S. Government Securities since 1993. Mr. Conkey is a Keystone Senior Vice President and has more than 12 years of experience in fixed-income investing.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may follow a policy of considering as a factor the number of shares of the Fund sold by such broker-dealer. In addition, broker-dealers executing portfolio transactions, from time to time, may be affiliated with the Fund, Keystone, the Fund's principal underwriter or their affiliates.

  The Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising the Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  For the fiscal years ended July 31, 1994 and 1995, the Fund's portfolio turnover rates were 92% and 95%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Fund pays brokerage commissions in connection with the writing of options and effecting the closing purchase or sale transactions, as well as for some purchases and sales of portfolio securities.

HOW TO BUY SHARES
  Shares of the Fund may be purchased from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  In addition, you may open an account for the purchase of shares of the Fund by mailing to the Fund, c/o KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. Or you may telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in Fund shares in any amount may be made by check, by wiring federal funds or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

  Orders for shares received other then as stated above will receive the offering price equal to the net asset value per share next determined (generally the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to KIRC by calling toll free 1-800-343-2898 or writing to KIRC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  GENERALLY, THE FUND OFFERS THREE CLASSES OF SHARES:

Class A Shares -- Front End Load Option
  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a deferred sales charge when they are redeemed except as follows: Class A shares purchased on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front end sales charge, will be subject to a contingent deferred sales charge for the 24 month period following the date of purchase. Certain Class A shares purchased prior to April 10, 1995 may be subject to a deferred sales charge upon redemption during the one year period following the date of purchase.

CLASS B SHARES -- BACK END LOAD OPTION
  Class B shares are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a contingent deferred sales charge if they are redeemed. Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge if redeemed during the 72 month period commencing with and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a deferred sales charge upon redemption during the four calendar years following purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within one year after the date of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter.

  Each class of shares, pursuant to its Distribution Plan, pays an annual service fee of 0.25% of the Fund's average daily net assets attributable to that class. In addition to the 0.25% service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

  The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $1,000,000 or more.


CLASS A SHARES
  Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                  AS A % OF      CONCESSION TO
                                     AS A % OF   NET AMOUNT  DEALERS AS A % OF
AMOUNT OF PURCHASE              OFFERING PRICE    INVESTED*     OFFERING PRICE
------------------------------------------------------------------------------
Less than $100,000 ..........            4.75%        4.99%              4.25%
$100,000 but less than
$250,000 ....................            3.75%        3.90%              3.25%
$250,000 but less than
$500,000 ....................            2.50%        2.56%              2.25%
$500,000 but less than
$1,000,000 ..................            1.50%        1.52%              1.50%
----------
*Rounded to the nearest one-hundredth percent.
                ----------------------------------------------
  Purchases of the Fund's Class A shares in the amount of $1 million or more and/or purchases of Class A shares made by a Qualifying Plan or a tax sheltered annuity plan sponsored by a public educational entity having 5,000 or more eligible employees (a "TSA Plan") will be at net asset value without the imposition of a front-end sales charge (each such purchase, an "NAV Purchase").

  With respect to NAV Purchases, the Principal Underwriter will pay broker/ dealers or others concessions based on (1) the investor's cumulative purchases during the one-year period beginning with the date of the initial NAV Purchase and (2) the investor's cumulative purchases during each subsequent one-year period beginning with the first NAV Purchase following the end of the prior period. For such purchases, concessions will be paid at the following rate:
1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With the exception of Class A shares acquired by a TSA Plan, Class A shares acquired on or after April 10, 1995 in an NAV Purchase are subject to a contingent deferred sales charge of 1.00% upon redemption during the 24 month period commencing on the date the shares were originally purchased. Class A shares acquired by a TSA Plan in an NAV Purchase are not subject to a contingent deferred sales charge. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 are subject to a contingent deferred sales charge of 0.25% upon redemption during the one year period commencing on the date such shares were originally purchased.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipient on the books of the Fund for specified periods.

  Upon written notice to dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are included in a broker dealer or investment adviser managed fee based program (a wrap account) through broker/dealers or investment advisers who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Until December 31, 1995 and upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

  In addition, upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within six months after a change in the registered representatives' employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates and the shareholder either (1) paid a front end sales charge, or (2) was at some time subject to, but did not actually pay, a contingent deferred sales charge with respect to the redemption proceeds.

CLASS A DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures (currently limited to 0.25% annually of the average daily net asset value of Class A shares) to pay expenses associated with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) as shareholder service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such recipients on the books of the Fund for specified periods.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge.

  With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge in accordance with the following schedule:

                                                 DEFERRED
                                                  SALES
                                                  CHARGE
REDEMPTION TIMING                                IMPOSED
-----------------                                -------

First twelve month period ....................    5.00%
Second twelve month period ...................    4.00%
Third twelve month period ....................    3.00%
Fourth twelve month period ...................    3.00%
Fifth twelve month period ....................    2.00%
Sixth twelve month period ....................    1.00%

No deferred sales charge is imposed on amounts redeemed thereafter.

  With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, imposes a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and the first calendar year after the year of purchase; 2.00% on shares redeemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

  When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charges retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

  Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will similarly convert to Class A shares at the end of seven calendar years after the year of purchase. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to KIRC.) The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLANS
  The Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient on the books of the Fund for specified periods. See "Distribution Plans" below.

CLASS C SHARES
  Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge of 1.00% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

CLASS C DISTRIBUTION PLAN
  The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above. The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by such recipients on the books of the Fund for specified periods. See "Distribution Plans" below.

CONTINGENT DEFERRED SALES CHARGES
AND WAIVER OF SALES CHARGES
  Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares. No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than one year or two years, as the case may be; (4) Class B shares held during more than four consecutive calendar years or more than 72 months, as the case may be; or (5) Class C shares held for more than one year. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a contingent deferred sales charge to certain Directors, Trustees, officers and employees of the Fund and Keystone and certain of their affiliates; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information for more details.

  With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  From time to time, the Principal Underwriter may provide promotional incentives, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund. In addition, from time to time, dealers may receive additional cash payments. The Principal Underwriter may provide written information to dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of the Fund for their clients. The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

DISTRIBUTION PLANS
  As discussed above, the Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to each of its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  NASD rules limit the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The rules limit annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

  If the Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Distribution Plan. If a Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

  For Class B shares sold prior to June 1, 1995, unreimbursed distribution expenses at July 31, 1995 were $10,747,455 (7.21% of such Class B net assets at July 31, 1995). For Class B shares sold on or after June 1, 1995, unreimbursed distribution expenses at July 31, 1995 were $351,360 (0.23% of such Class B net assets at July 31, 1995). Unreimbursed Class C distribution expenses at July 31, 1995 were $4,539,048 (9.82% of Class C net assets at July 31, 1995).

  For the year ended July 31, 1995, the Fund paid or accrued to the Principal Underwriter $228,520, $1,490,077 ($1,485,292 with respect to Class B shares sold prior to June 1, 1995 and $4,785 with respect to Class B shares sold on or after June 1, 1995) and $506,712, respectively, pursuant to its Class A, Class B, and Class C Distribution Plans.

  Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO REDEEM SHARES
  Fund shares may be redeemed for cash at their net asset value upon written order by the shareholder(s) to the Fund, c/o KIRC, and presentation to the Fund of a properly endorsed share certificate if certificates have been issued. The signature(s) of the shareholder(s) on the written order and certificates must be guaranteed. In order to redeem by telephone, you must have completed the authorization in your account application.

  The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption.

  If imposed, the deferred sales charge is deducted from the redemption process otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case, the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Payment of the amount due on redemption, less any applicable contingent deferred sales charge (as described above), will be made within seven days thereafter except as discussed herein.

  Shareholders may also redeem their shares through their broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers at the redemption value described above computed on the day on which the Principal Underwriter receives the order. The Principal Underwriter will pay the redemption proceeds, less any applicable deferred sales charge, to the dealer placing the order within seven days thereafter, assuming it has received proper documentation. The Principal Underwriter charges no fees for this service, but the shareholder's broker-dealer may do so.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, OR BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption order, but the shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from the shareholder and process the order on the day it receives such information.

  If you request redemption by telephone and a bank account previously has been designated, you should state whether the proceeds should be wired or sent EFT. In the absence of a request that the proceeds be wired or sent EFT, they will be sent by check. The redemption order also should include the account name as registered with the Fund and the account number.

TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. If you cannot reach the Fund by telephone you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No contingent deferred sales charges are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.

  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission for the protection of shareholders, so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from KIRC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to initiate account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of the Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares, except as noted below, may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  Class B shares purchased on or after June 1, 1995 cannot be exchanged for Class B shares of Keystone Capital Preservation and Income Fund during the 24 month period commencing with and including the month of original purchase.

  The exchange of Class B shares and Class C shares will not be subject to a contingent deferred sales charge. However, if the shares being tendered for exchange are

  (1) Class A shares acquired in an NAV Purchase or otherwise without a front end sales charge,

  (2) Class B shares that have been held for less than 72 months or four years, as the case may be, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange your shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. Fund shares purchased by check may be exchanged for shares after 15 days provided good payment for the purchase of Fund shares has been collected. If the shares being tendered for exchange are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right to change or terminate this exchange offer or to change its terms, including the right to change the service charge for any exchange.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of KLT shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. Eastern time on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. Eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

KEYSTONE AMERICA MONEY LINE
  Keystone America Money Line eliminates the delay of mailing a check or the expense of wiring funds. You must request the service on your application. Keystone America Money Line allows you to authorize electronic transfers of money to purchase shares in any amount or to redeem up to $50,000 worth of shares. You can use Keystone America Money Line like an "electronic check" to move money between your bank account and your account in the Fund with one telephone call. You must allow two business days after the call for the transfer to take place. For money recently invested, you must allow normal check clearing time before redemption proceeds are sent to your bank.

  You may also arrange for systematic monthly or quarterly investments in your Keystone America account. Once proper authorization is given, your bank account will be debited to purchase shares in the Fund. You will receive confirmation from the Principal Underwriter for every transaction.

  To change the amount or terminate a Keystone America Money Line service (which could take up to 30 days), you must write to KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, and include your account numbers.

RETIREMENT PLANS
  The Fund has various pension and profit-sharing plans available to investors, including Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"); Tax Sheltered Annuity Plans ("TSAs"); 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; Pension and Target Benefit Plans; Money Purchase Pension Plans; and Salary-Reduction Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to KIRC.

AUTOMATIC INVESTMENT PLAN
  Shareholders may take advantage of investing on an automatic basis by establishing an automatic investment plan. Funds are drawn on a shareholder's checking account monthly and used to purchase Fund shares.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, shareholders may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund shares in your account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excess withdrawals may decrease or deplete the value of your account. Because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in an automatic withdrawal plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the net asset value of the selected class is relatively low and fewer shares being purchased when the fund's net asset value is relatively high, which may cause a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must have established an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application the dollar amount of each monthly or quarterly investment (minimum $100) you wish to make and the fund in which the investment is to be made. Thereafter, on the first day of the designated month an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund. If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on the application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time the Fund may advertise "total return" and "current yield." ALL DATA IS BASED ON HISTORICAL EARNINGS AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return and current yield are computed separately for each class of shares of the Fund. Total return refers to average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.

  The Fund may also include comparative performance data for each class of shares when advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Corporation and Ibbotson Associates or other industry publications.

FUND SHARES
  Generally, the Fund currently issues three classes of shares which participate in dividends and distributions and have equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time, are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each class has different exchange privileges; and (4) each class generally has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions. The Fund is authorized to issue additional classes or series of shares.

  Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of the Fund vote together except when required by law to vote separately by class. The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Declaration of Trust and under the 1940 Act. As provided in the Fund's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. As prescribed by Section 16(c) of the 1940 Act, the Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting.

  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. The Fund's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.

ADDITIONAL INFORMATION
  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone. As previously mentioned, KIRC serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.


  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.


------------------------------------------------------------------------------
                      ADDITIONAL INVESTMENT INFORMATION
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  The Fund may engage in the investment practices described below to the extent described in the prospectus and statement of additional information.

CORPORATE BOND RATINGS
  Higher yields are usually available on securities that are lower rated or that are unrated. Bonds rated Baa by Moody's are considered as medium grade obligations which are neither highly protected nor poorly secured. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Lower rated securities are usually defined as Baa or lower by Moody's or BBB or lower by S&P. The Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated CI by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/or repayment of principal is in arrears. The Fund intends to invest in D-rated debt only in cases where in Keystone's judgment there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. Bonds which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ZERO COUPON BONDS
  A zero coupon ("stripped") bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

PAYMENT-IN-KIND SECURITIES
  PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIKs of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

  PIKs, like zero coupon bonds, are designated to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

  An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

  As a group, PIK bonds trade flat (i.e., accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

  Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

  Regardless of whether PIKs are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. Sixty-eight percent of the PIK debentures issued prior to 1987 have already been redeemed, and approximately 35% of the over $10 billion PIK debentures issued through year-end 1988 have been retired.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF
FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer, as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that
(1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees of the Fund has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may constitute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that reverse repurchase agreements are subject to the percentage limit on borrowings imposed on the Fund under the 1940 Act.

"WHEN ISSUED" SECURITIES
  The Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. No payment or delivery is made by the Fund, however, until it receives payment or delivery from the other party to the transaction. The Fund will maintain a separate account of liquid assets equal to the value of such purchase commitments until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities or currencies consistent with its investment objectives and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. government, its agencies or instrumentalities or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made, however, to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
  The Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps, is provided later in this section and is provided in the Fund's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities -- Special Considerations," and "Other Asset-Backed Securities" and the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

PURCHASING OPTIONS. The Fund may purchase put or call options, including put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). If the Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not currently intend to use these transactions in a speculative manner.

  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. If permitted by its investment policies, the Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. The mortgage loan pools may be assembled for sale to investors (such as the Fund) by governmental or private organizations. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government; those issued by Federal National Mortgage Associated ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not so backed.

  Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

  One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are the predominant type of "pay-through" mortgage-related security. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

INVERSE FLOATING RATE COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to investing in fixed rate and adjustable rate CMOs, the Fund may also invest in CMOs with rates that move inversely to market rates ("inverse floaters").

  An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

ADJUSTABLE RATE MORTGAGE SECURITIES. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (1) rates based on the yield on U.S. Treasury securities and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increase in interest rates. For this reason the Fund does not rely on IOs and POs as the principal means of furthering its investment objective.

MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

VARIABLE, FLOATING AND LEVERAGED INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, the Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                                                     EXHIBIT A


                            REDUCED SALES CHARGES

  Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or
(13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the sales charge schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the sales charge schedule. KIRC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by KIRC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by KIRC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, KIRC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by KIRC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints KIRC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or KIRC that a Letter of Intent is in effect each time a purchase is made.

------------------------------------
           KEYSTONE AMERICA
             FUND FAMILY

                  *

Capital Preservation and Income Fund
     Government Securities Fund
    Intermediate Term Bond Fund
       Strategic Income Fund
         World Bond Fund
       Tax Free Income Fund
  California Insured Tax Free Fund
      Florida Tax Free Fund
   Massachusetts Tax Free Fund
     Missouri Tax Free Fund
 New York Insured Tax Free Fund
   Pennsylvania Tax Free Fund
     Texas Tax Free Fund
    Fund for Total Return
  Global Opportunities Fund
Hartwell Emerging Growth Fund, Inc.
      Hartwell Growth Fund
           Omega Fund
      Fund of the Americas
    Strategic Development Fund
------------------------------------


[Logo]  KEYSTONE
        INVESTMENTS

        Keystone Investment Distributors Company
        200 Berkeley Street
        Boston, Massachusetts 02116-5034

SIF-P 11/95                       [Recycle Logo]


                                         -----------------------------
                                                   KEYSTONE

                                               ---------------

                                                 PHOTO:




                                               ---------------

                                                STRATEGIC INCOME
                                                      FUND
                                         -----------------------------


                                                      [Logo]


                                                  PROSPECTUS AND
                                                   APPLICATION

                         KEYSTONE STRATEGIC INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                              NOVEMBER 28, 1995

     This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Strategic Income Fund (formerly named Keystone America Strategic Income Fund) (the "Fund") dated November 28, 1995. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

    The Fund                                                                2
    Investment Policies                                                     2
    Investment Restrictions                                                 3
    Dividends and Taxes                                                     6
    Valuation of Securities                                                 7
    Sales Charges                                                           8
    Distribution Plans                                                     12
    Investment Manager                                                     15
    Investment Adviser                                                     18
    Trustees and Officers                                                  19
    Principal Underwriter                                                  23
    Brokerage                                                              24
    Declaration of Trust                                                   26
    Standardized Total Return
      and Yield Quotations                                                 28
    Additional Information                                                 29
    Appendix                                                              A-1
    Financial Statements                                                  F-1
    Independent Auditors' Report                                          F-19

#1016060b

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                                    THE FUND
--------------------------------------------------------------------------------

     The Fund is an open-end, diversified management investment company (commonly known as a mutual fund) that seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund was formed as a Massachusetts business trust on October 24, 1986 and was originally named Keystone America High Yield Bond Fund. Subsequently, the Fund changed its name to Keystone America Strategic Income Fund. The Fund changed its name from Keystone America Strategic Income Fund to its current name on May 1, 1995. The Fund is managed by Keystone Management, Inc. ("Keystone Management") and advised by Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) ("Keystone").

     The essential information about the Fund is contained in its prospectus. This statement of additional information provides additional information about the Fund that may be of interest to some investors.

--------------------------------------------------------------------------------
                              INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The Fund intends to allocate its assets principally between eligible domestic high yielding, high risk debt securities and foreign debt securities. From time to time, the Fund will allocate a portion of its assets to United States ("U.S.") government securities. The total return on such securities is expected to include some capital gain. The Fund does not intend to hold securities for capital gain unless the current yield on such securities remains attractive. Certain investments, investment techniques and ratings criteria applicable to the Fund are more fully explained in the Appendix to this statement of additional information.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVE

     The investment objective of the Fund is fundamental and may not be changed without approval of the holders of a majority of the Fund's outstanding voting shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     The following investment restrictions are fundamental and may not be changed without the vote of a majority of the Fund's outstanding voting shares. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value. The Fund shall not do any of the following:

     (1) purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

     (2) purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

     (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets are held as collateral for such sales at any one time;

     (4) borrow money or enter into reverse repurchase agreements, except that the Fund may (a) enter into reverse repurchase agreements or (b) borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

     (5) pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets;

     (6) issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security;

     (7) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

     (8) purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry);

     (9) invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

     (10) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

     (11) purchase or sell commodities or commodity contracts or real estate, except that the Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate and may engage in currency or other financial futures contracts and related options transactions; and

     (12) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

     The Fund intends to follow the policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including at this time, (1) treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books and (2) limiting its holdings of such securities to 15% of its net assets.

     As a matter of practice, the Fund treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements will be taken into account along with borrowings from banks for purposes of the 5% limit set forth in the fourth fundamental investment restriction above.

     Additional restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, any officer, Trustee or Director of the Fund, Keystone Management, or Keystone, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone or any affiliate thereof or any of their Directors, officers or employees.

     Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund (1) will not invest in interests in oil, gas or other mineral exploration or development programs, except publicly traded securities of companies engaging in such activities; (2) will not write or sell puts, calls or combinations thereof; except that it may write covered put and call options; (3) in connection with the purchase of debt securities, may acquire warrants or other rights to subscribe for securities of issuers or securities of parents or subsidiaries of such issuers ("warrants"), provided that no more than 5% of its total assets may be invested in warrants (for the purpose of this restriction, warrants attached to securities acquired by the Fund may be deemed to be without value), in each case, unless authorized by a vote of a majority of the Fund's outstanding voting shares; (4) will not invest more than 15% of its net assets (calculated at the time of purchase) in securities which are not registered in nor exempt from registration in that state; and (5) will not invest more than 10% of its net assets (calculated at the time of purchase) in not readily marketable securities.

     Although not a fundamental restriction or policy requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will not invest in securities (other than U.S. government securities) of any issuer if as a result more than 5% of its assets would be invested in securities of a single issuer.

     Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will not (1) write puts and calls on securities unless (a) the option is issued by the Options Clearing Corporation, (b) the security underlying the put or call is within the investment policies of the Fund, and (c) the aggregate value of the securities underlying the calls or obligations underlying the puts determined, as of the date of sale, does not exceed 25% of its net assets; and (2) buy and sell puts and calls written by others unless (a) the options are listed on a national securities or commodities exchange or offered through certain approved national securities associations, and (b) the aggregate premiums paid on such options held at any time do not exceed 20% of the Fund's net assets.

     Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will (1) limit its purchase of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York or American Stock Exchange; (2) not invest in real estate limited partnership interests; and
(3) not invest in oil, gas or other mineral leases.

     Although not a fundamental restriction or policy requiring a shareholder's vote to change the Fund has agreed that so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will maintain 300% asset coverage on any leverage or bank borrowings.

     In order to permit the sale of Fund shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

     If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

--------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     The Fund intends to distribute dividends to its shareholders from net investment income monthly and all net realized long term capital gains at least annually. Distributions will be made in additional shares of that class of shares upon which the distribution is based or, at the option of the shareholder, in cash. All shareholders may receive distributions in shares without being subject to a deferred sales charge when such shares are redeemed. Shareholders who have not opted to receive cash prior to the record date for any distributions will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

     It is not expected that the Fund's income dividends will be eligible for the corporate dividends received deduction. Distributed long term capital gains are taxable as such to the shareholder whether received in cash or in additional Fund shares and regardless of the period of time Fund shares have been held by the shareholder. If such shares are held less than six months and redeemed at a loss, the shareholder will recognize a long term capital loss on such shares to the extent of the long term capital gain distribution received in connection with such shares. If the net asset value of the Fund's shares is reduced below a shareholder's cost by a gains distribution, such distribution, to the extent of any capital gains reduction, would be a return of investment, though taxable as stated above. Since distributions of capital gains depend upon profits actually realized from the sale of securities by the Fund, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes.

     When the Fund makes a distribution, it intends to distribute only the Fund's net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the books of the Fund, but will be made on a federal income tax basis. Shareholders of the Fund will be advised annually of the federal income tax status of distributions.

--------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

     Current values for the Fund's portfolio securities are determined in the following manner:

     (1) securities for which market quotations are readily available are valued at the mean of the bid and asked prices at the time of valuation;

     (2) short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

     (3) short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value;

     (4) short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and

     (5) the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available; and (b) other assets.

     The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures which have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of its fixed income securities and certain other securities. Securities for which market quotations are readily available are valued on a consistent basis at that price quoted which, in the opinion of the Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Board of Trustees.

--------------------------------------------------------------------------------
                                 SALES CHARGES
--------------------------------------------------------------------------------

GENERAL

     Generally, the Fund offers three classes of shares. Class A shares are offered with a maximum front end sales charge of 4.75% payable at the time of purchase ("Front End Load Option"). Class B shares purchased on or after June 1, 1995 are subject to a contingent deferred sales charge payable if redeemed during the 72 month period from and including the month of purchase. Class B shares purchased prior to June 1, 1995 are subject to a contingent deferred sales charge payable upon redemption within three calendar years after the year of purchase ("Back End Load Option"). Class B shares purchased on or after June 1, 1995 that have been outstanding eight years from and including the month of purchase will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 that have been outstanding during seven calendar years will similarly convert to Class A shares. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to Keystone Investor Resource Center, Inc., the Fund's transfer and dividend disbursing agent ("KIRC").) Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase ("Level Load Option"). Class C shares are available only through dealers who have entered into special distribution agreements with the Principal Underwriter. The prospectus contains a general description of how investors may buy shares of the Fund, a table of applicable sales charges for Class A shares, a discussion of reduced sales charges that may apply to subsequent purchases, and a description of applicable contingent deferred sales charges.

CONTINGENT DEFERRED SALES CHARGES

     In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plans"), a contingent deferred sales charge is imposed at the time of redemption of certain Fund shares as follows:

CLASS A SHARES

     With certain exceptions, purchases of Class A shares made on or after April 10, 1995 (1) in an amount equal to or exceeding $1,000,000 and/or (2) by a corporate qualified retirement plan or a non-qualified deferred compensation plan sponsored by a corporation having 100 or more eligible employees (a "Qualifying Plan"), in either case without a front-end sales charge, will be subject to a contingent deferred sales charge of 1.00% during the 24 month period following the date of purchase. Certain Class A shares purchased without a front-end sales charge prior to April 10, 1995 may be subject to a contingent deferred sales charge of 0.25% upon redemption during the one-year period commencing on the date such shares were originally purchased. The contingent deferred sales charge will be retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CLASS B SHARES

     With respect to Class B shares purchased on or after June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge as a percentage of net asset value or net cost of such Class B shares redeemed during succeeding twelve-month periods as follows: 5.00% during the first twelve month period; 4.00% during the second twelve month period; 3.00% during the third twelve month period; 3.00% during the fourth twelve month period; 2.00% during the fifth twelve month period; and 1.00% during the sixth twelve month period. No deferred sales charge is imposed on amounts redeemed thereafter.

     With respect to Class B shares purchased prior to June 1, 1995, the Fund, with certain exceptions, will impose a deferred sales charge of 3.00% on shares redeemed during the calendar year of purchase and during the first calendar year after the year of purchase; 2.00% on shares are deemed during the second calendar year after the year of purchase; and 1.00% on shares redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

     When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. Amounts received by the Principal Underwriter under the Class B Distribution Plans are reduced by deferred sales charge retained by the Principal Underwriter. see "Calculation of Contingent Deferred Sales Charge" below.

CLASS C SHARES

     With certain exceptions, the Fund will impose a deferred sales charge of 1% on shares redeemed within one year after the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

     When imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Principal Underwriter. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

     Any contingent deferred sales charge imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares.

     No contingent deferred sales charge is imposed when you redeem amounts derived from (1) increases in the value of your account above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held during more than one year or two years, as the case may be; (4) Class B shares held during more than four consecutive calendar years or more than 72 months, as the case may be; or (5) Class C shares held for more than one year.

     Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. There is no contingent deferred sales charge when the shares of a class are exchanged for the shares of the same class of another Keystone America Fund. Moreover, when shares of one such class of a fund have been exchanged for shares of another such class of a fund, the calendar year of the exchange is assumed to be the year shares tendered for exchange were originally purchased.

WAIVER OF SALES CHARGES

     Shares also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the payment of commissions or the imposition of a contingent deferred sales charge to (1) certain officers, Trustees, Directors, full-time employees and sales representatives of the Fund, Keystone Management, Keystone, Keystone Investments, Inc. (formerly named Keystone Group, Inc.) ("Keystone Investments"), Harbor Capital Management Company, Inc., their subsidiaries and the Principal Underwriter, who have been such for not less than ninety days; and
(2) pension and profit-sharing plans established by said companies, their subsidiaries and affiliates, for the benefit of their officers, Trustees, Directors, full-time employees and sales representatives; provided all such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes, and that the securities will not be resold except through redemption by the Fund.

     In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund and shares of any other Keystone Investments Family of Funds is at least $500,000 and any commission paid by the Fund and such other funds at the time of such purchase is not more than 1% of the amount invested.

     With respect to Class A shares purchased by a Qualifying Plan at net asset value or Class C shares purchased by a Qualifying Plan, no contingent deferred sales charge will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

     In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA qualified plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions from accounts with a net asset value of less than $1,000; (5) automatic withdrawals under a systematic withdrawal plan of up to 1 1/2% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.


--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

     Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1. The Fund's respective Class A, B and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund as defined in the 1940 Act ("Independent Trustees") and the Trustees who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Rule 12b-1 Trustees," who are the same as the Independent Trustees). (Each Class A, B, and C Distribution Plan, referred to as a "Distribution Plan" and, collectively, "Distribution Plans.")

     The National Association of Securities Dealers, Inc. ("NASD") limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of the Fund's shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. NASD rules also limit the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).


CLASS A DISTRIBUTION PLAN

     The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate that is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares to finance any activity that is primarily intended to result in the sale of Class A shares.

     Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) as shareholder service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such recipients on the books of the Fund for specified periods.

CLASS B DISTRIBUTION PLAN

     The Fund has adopted Distribution Plans for its Class B shares that provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class B shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipients on the books of the Fund for specified periods.

     The Principal Underwriter generally reallows to brokers or others a commission equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the broker or other party receives service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient on the books of the Fund for specified periods.

     In connection with financing its distribution costs, including commission advances to dealers and others, the Principal Underwriter has sold to a financial institution substantially all of its 12b-1 fee collection rights and contingent deferred sales charge collection rights in respect of Class B shares sold during the two-year period commencing approximately June 1, 1995. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such Distribution Plan completely. If it terminates such Distribution Plan, the Fund may be subject to possible adverse distribution consequences.

     The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with each Class B Distribution Plan that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund. The Principal Underwriter intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits.

     If the Fund's Independent Trustees authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by a Class B Distribution Plan. If a Class B Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

CLASS C DISTRIBUTION PLAN

     The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the principal underwriter of the Fund (currently the Principal Underwriter) (1) to enable the Principal Underwriter to pay to others (dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; and (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipients on the books of the Fund for specified periods.

     The Principal Underwriter generally reallows to brokers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, brokers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at an annual rate of 0.25% of the average daily net asset value of each Class C share maintained by the recipients on the books of the Fund for specified periods.

DISTRIBUTION PLANS IN GENERAL

     Whether any expenditure under a Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

     A Distribution Plan may be terminated at any time by vote of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the respective class of the Fund shares.

     Any change in a Distribution Plan that would materially increase the distribution expenses provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plans may be amended by the Trustees, including the Rule 12b-1 Trustees.

     While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

     The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under a Distribution Plan must be reported to the Rule 12b-1 Trustees quarterly. The Rule 12b-1 Trustees may require or approve changes in the implementation or operation of a Distribution Plan and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above.

     For the fiscal year ended July 31, 1995, the Fund paid or accrued to the Principal Underwriter $228,520, $1,490,077 ($1,485,292 with respect to Class B shares sold prior to June 1, 1995 and $4,785 with respect to Class B shares sold on or after June 1, 1995), and $506,712, respectively, pursuant to the Fund's Class A, Class B and Class C Distribution Plans. These amounts were used to pay commissions and service fees.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

     Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other funds in the Keystone Fund Family and to certain other funds in the Keystone Investments Family of Funds.

     Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund dated August 19, 1993 (the "Management Agreement") and subject to the supervision of the Fund's Board of Trustees, Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement and pay or reimburse the Fund for the compensation of officers and Trustees of the Fund who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provisions of its services. All charges and expenses other than those specifically referred to as being borne by Keystone Management will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Distribution Plans; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

     The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser under which Keystone or another investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement. Services currently performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code,
(b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

     The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                                                  Aggregate Net
Management                                                   Asset Value of the
Fee                               Income                     Shares of the Fund
--------------------------------------------------------------------------------
                             2.0% of Gross Dividend
                            and Interest Income Plus
0.50%    of the first                                     $  100,000,000, plus
0.45%    of the next                                      $  100,000,000, plus
0.40%    of the next                                      $  100,000,000, plus
0.35%    of the next                                      $  100,000,000, plus
0.30%    of the next                                      $  100,000,000, plus
0.25%    of amounts over                                  $  500,000,000;

computed as of the close of business each business day and paid daily.

     The Fund is subject to certain annual state expense limitations, the most restrictive of which is as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

     Capital charges and certain expenses, including a portion of the Fund's Distribution Plan fees, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.

     As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone Management is not required, however, to make such reimbursements to the extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

     The Management Agreement continues in effect only so long as such continuance is approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Management Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     For a discussion of fees paid to Keystone Management, see "Investment Adviser" below.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Pursuant to the Management Agreement, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone dated August 19, 1993 (the "Advisory Agreement") under which Keystone provides investment advisory and management services to the Fund.

     Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

     Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

     Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.

     Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the Fund's operation and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objectives and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of officers and Trustees of the Fund who are affiliated with the investment adviser and as well as pay all expenses of Keystone incurred in connection with provision of its services. All charges and expenses other than those specifically referred to as being borne by Keystone will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes, costs and expenses under the Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

     During the year ended July 31, 1993, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $566,603, which represented 0.72% of the Fund's average net assets. Of such amount paid to Keystone Management, $481,613 was paid to Keystone for its services to the Fund.

     During the year ended July 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,721,793, which represented 0.64% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,463,524 was paid to Keystone for its services to the Fund.

     During the year ended July 31, 1995, the Fund paid or accrued to Keystone Management investment and administrative services fees of $1,954,412, which represented 0.66% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,661,250 was paid to Keystone for its services to the Fund.

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the
     Fund; Chairman of the Board, President, Director and Chief Executive Officer of Keystone Investments; President, Chief Executive Officer and Trustee or Director of all 30 funds in the Keystone Investments Family of Funds; Director and Chairman of the Board, Chief Executive Officer and Vice Chairman of Keystone; Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation), and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management and Keystone Software Inc. ("Keystone Software"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of the Principal Underwriter, KIRC, and Fiduciary Investment Company, Inc. ("FICO"); Director and Vice President of Robert Van Partners, Inc.; Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; and former Trustee of Neworld Bank; former Director of Hartwell Keystone Advisors, Inc. ("Harwell Keystone").

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
     Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; Director and Chairman of the Board of Hartwell Keystone; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other
     Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone
     Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, Keystone Trust Company; Treasurer of Keystone Institutional, Inc., and FICO; Treasurer and Director of Keystone Management and Keystone Software, Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer of Robert Van Partners, Inc.; and former Treasurer and Director of Hartwell Keystone.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

KEVIN J. MORRISSEY: Treasurer of the Fund; Treasurer of all other Keystone
     Investments Funds; Vice President of Keystone Investments; Assistant Treasurer of FICO and Keystone; and former Vice President and Treasurer of KIRC.

GILMAN G. GUNN: Vice President of the Fund; Vice President of certain other
     Keystone Investments Funds; and Senior Vice President of Keystone.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
     Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice
President, General Counsel and Director of FICO and KIRC; former Senior Vice
     President and Secretary of Hartwell Keystone and Robert Van Partners, Inc.; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

     Mr. Elfner and Mr. Bissell are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Keystone, the Principal Underwriter and KIRC. Mr. Elfner and Mr. Bissell own shares of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments. Mr. Bissell is a Director of Keystone Investments.

     During the fiscal year ended July 31, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During the same period, the nonaffiliated Trustees received $30,894 in retainers and fees. For the year ended December 31, 1994, fees paid to Independent
Trustees on a complex wide basis was $585,990. As of August 31, 1995, the Fund's Trustees and officers beneficially owned less than 1% of each of the Fund's then outstanding classes of shares.

     The address of all the Fund's Trustees and officers is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

     Pursuant to the Principal Underwriting Agreements by and between the Fund and the Principal Underwriter (the "Underwriting Agreements"), the Principal Underwriter acts as the Fund's principal underwriter. The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a Delaware corporation wholly-owned by Keystone. The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing and distributing advertising and sales literature and prospectuses used by them. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plans.

     All subscriptions and sales of shares by the Principal Underwriter are at the offering price of the shares in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectus and statement of additional information. All orders are subject to acceptance by the Fund, and the Fund reserves the right in its sole discretion to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

     The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with registration of its shares with the Commission and auditing and filing fees in connection with registration of its shares under the various state "blue-sky" laws. The Principal Underwriter assumes the cost of sales literature and preparation of prospectuses used by it and certain other expenses.

     From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids, including but not limited to, personal computers, related software and Fund data files.

     The Principal Underwriter has agreed that it will in all respects duly conform with all state and federal laws applicable to the sale of the shares and will indemnify and hold harmless the Fund and each person who has been, is or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

     The Underwriting Agreements provide that they will remain in effect as long as its terms and continuance are approved by a majority of the Trustees of the Fund and a majority of the Fund's Independent Trustees who are the same as the Rule 12b-1 Trustees at least annually in accordance with the 1940 Act and rules and regulations thereunder.

     The Underwriting Agreements may be terminated, without penalty, on 60 days' written notice by a majority of the Fund's Independent Trustees who are the same as the Rule 12b-1 Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreements will terminate automatically upon their "assignment" as that term is defined in the 1940 Act.


--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

     It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Management weighs such considerations in determining the overall reasonableness of brokerage commissions paid.

     Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone Management under the Management Agreement or Keystone under the Advisory Agreement. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Management Agreement and the Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis which is fair and equitable to the Fund.

     The Fund expects that purchases and sales of income securities usually will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

     Neither Keystone Management, Keystone, nor the Fund intend to place securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

     The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

     Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

     In no instance are portfolio securities purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their affiliated persons, as defined in the 1940 Act and rules and regulations issued thereunder.

     For the fiscal years July 31, 1993 and 1994, the Fund paid no brokerage commissions. For the fiscal year ended July 31, 1995, the Fund paid $11,235 in brokerage commissions.


--------------------------------------------------------------------------------
                              DECLARATION OF TRUST
--------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

     The Fund is a Massachusetts business trust established under a Declaration of Trust dated October 24, 1986, as amended (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust is filed as an exhibit to the Registration Statement of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of Fund shares. Each share of the Fund represents an equal proportionate interest with each other share of that class. Upon liquidation, Fund shares are entitled to a pro rata based on the relative net assets of each class. Shareholders have no preemptive or conversion rights. Shares are transferable. Generally, the Fund currently issues three classes of shares, but may issue additional classes or series of shares.

SHAREHOLDER LIABILITY

     Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

     Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. However, at meetings called for the initial election of trustees or to consider other matters, shares are entitled to one vote per share. Classes of shares of the Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

     No meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

     Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

     The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.


--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

     Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten years periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The cumulative total return of Class A annualized for the period beginning February 13, 1987 (commencement of investment operations) through July 31, 1995 was 70.91%. The cumulative total return of Class A for the one and five years ended July 31, 1995 were (1.89%) and 60.68%, respectively. The compounded average annual rate of return for Class A for the period February 13, 1987 through July 31, 1995 was 6.67%. The compounded average annual rate of return for Class A for the five years ended July 31, 1995 was 9.95%. The cumulative total return of Class B and Class C annualized for the period beginning February 1, 1993 (commencement of operations) through July 31, 1995 was 17.60% and 20.56%, respectively. The cumulative total return of Class B and Class C annualized for the one year period ended July 31, 1995 was (1.63%) and 2.27%, respectively. The compounded average annual rate of return for the Fund's Class B and Class C annualized for the period from February 1, 1993 (commencement of operations) through July 31, 1995 was 6.70% and 7.77%, respectively.

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. The current yields of Class A, Class B, and Class C for the 30-day period ended July 31, 1995 were 8.07%, 7.71%, and 7.71%, respectively.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund (the "Custodian"). The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

     KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the Fund's independent auditors.

     KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone, acts as transfer agent and dividend disbursing agent for the Fund.

     Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

     As of August 31, 1995, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. E., Jacksonville, FL 32246-6484, owned 19.123% of the outstanding Class A shares.

     As of August 31, 1995, Merrill Lynch Pierce Fenner & Smith, 4800 Deer
Lake Dr. E., Jacksonville, FL 32246-6484, owned 15.212% of the outstanding Class B shares.

     As of August 31, 1995, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Dr. E., Jacksonville, FL 32246-6484, owned 22.735% of the outstanding Class C shares.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, statement of additional information or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

     The Fund's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, which may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Securities and Exchange Commission.

     The Fund is one of 15 different investment companies in the Keystone America Family, which offers a range of choices to serve shareholder needs. In addition to the Fund, the Keystone America Family includes the following funds having the various investment objectives described below:

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE HARTWELL GROWTH FUND - Seeks capital appreciation by investment in securities selected for their long-term growth prospects.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying quality common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 50%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE STATE TAX FREE FUND - A mutual fund currently offering five separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STATE TAX FREE FUND-SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investments in debt securities denominated in U.S. and foreign currencies.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the United States and Canada) and Latin America (Mexico and South and Central America).

KEYSTONE STRATEGIC DEVELOPMENT FUND - Seeks long term capital growth by investing primarily in equity securities.

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                                    APPENDIX
--------------------------------------------------------------------------------

                            MONEY MARKET INSTRUMENTS

     Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes) and obligations issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

     Commercial paper will consist of issues rated at the time of purchase A-1 by Standard & Poor's Corporation (S&P) or PRIME-1 by Moody's Investors Service, Inc. (Moody's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.   S&P RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

     1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.   MOODY'S RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

     1)  leading market positions in well-established industries;
     2)  high rates of return on funds employed;
     3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
     4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
     5) well established access to a range of financial markets and assured sources of alternate liquidity.

     In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks, including their branches abroad, and of United States branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

     The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association ("GNMA"). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S. Government.

     Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

     Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Interamerican Development Bank.

MORTGAGE BACKED SECURITIES

     Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

     There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

     The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans.

     Collateralized mortgage obligations in which the Fund may invest are securities issued by a U.S. government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities.

                          ZERO COUPON "STRIPPED" BONDS

     A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

     In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

     For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.

                          EQUIPMENT TRUST CERTIFICATES

     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The Trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

     An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

     The ratings are based, in varying degrees, on the following considerations:

     a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     b.  Nature of and provisions of the obligation; and

     c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Bond ratings are as follows:

     1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     6. CI - The rating CI is reserved for income bonds on which no interest is being paid.

     7. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S CORPORATE BOND RATINGS

     Moody's ratings are as follows:

     1. Aaa - Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     2. Aa - Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

     3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     5. Ba - Bonds which are rated BA are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 AND 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        MOODY'S PREFERRED STOCK RATINGS

     Preferred stock ratings and their definitions are as follows:

     1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     2. aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OPTIONS TRANSACTIONS

     WRITING COVERED OPTIONS. The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

     Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

     An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

     Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

     Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation (OCC), a clearing corporation which assumes responsibility for the completion of options transactions.

     PURCHASING PUT AND CALL OPTIONS. The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

     The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

     The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

     The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

     So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

     The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

     Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

     To the extent that a secondary market is available the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss on the transaction.

OPTIONS TRADING MARKETS

     Options which the Fund will trade are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

     The staff of the Commission currently is of the view that the premiums which the Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 10% of its total assets (taken at current value) in any combination of illiquid assets and securities. The Fund intends to request that the Commission staff reconsider its current view. It is the intention of the Fund to comply with the staff's current position and the outcome of such reconsideration.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

     A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market include the following:
(i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

     The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

     The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

     For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

     The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

     Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to enter into such futures contracts for speculation.

FUTURES CONTRACTS

     Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indices as the underlying commodity.

     U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

     The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Currently interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

     A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

     Currently stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation (S&P) Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

     The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

     It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indices or other measures, such as the consumer price index. In the event that such futures contracts are developed the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

     The Fund intends to enter into arrangements with its custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the specified dollar amount times the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

     As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

     The Fund intends to purchase call and put options on currency or other financial futures contracts and sell such options to terminate an existing position. Options on currency or other financial futures are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell currency or other instruments making up a financial futures index at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the currency or other financial futures.

     The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

     The purchase of protective put options on currency and other financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

     The purchase of a call option on a currency or other financial futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

     The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

     The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

     The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

     In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

     Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

     At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indices underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

                         FOREIGN CURRENCY TRANSACTIONS

     The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund may hold funds in foreign currencies. Thus, the value of a Fund share will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

     As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

     Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the United States is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC) and National Futures Association
(NFA). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to engage in currency futures contracts only for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

     Currently, currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc, and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark, Swiss Franc and French Franc, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

     Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the United States and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs, French Francs and Canadian Dollars. Options can be exercised at any time during the contract life, and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment, as it cannot walk away from the futures contract as it can an option contract.

     The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

     The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

     The purchase of protective put options on a foreign currency is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

     The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

     The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

     Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

     Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

     Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

     Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

     Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

     Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

     Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

     At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents, or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system, or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally a serious foreign exchange shortage may lead to payments interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

     Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

     Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

     Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain), or elements of both (Japan). By contrast, France and Mexico have tightened foreign exchange controls.

     Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and controls on foreign currency transactions are extensive.

     Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result, performance may be delayed, and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                         GLOSSARY OF TERMS


     CLASS OF OPTIONS. Options covering the same underlying security.

     CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

     CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

     CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or buyer by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller.)

     COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security or holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or, if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

     COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the broker dealer carrying the writer's position or holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills, or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

     SECURITIES EXCHANGE. A securities exchange on which call and put options are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange; American Stock Exchange; New York Stock Exchange; Philadelphia Stock Exchange; and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange; in the Netherlands, the European Options Exchange; and in the United Kingdom, the Stock Exchange (London).

     Those issuers whose common stocks have been approved by the Exchanges as underlying securities for option transactions are published in various financial publications.

     COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. exchanges are as follows: The Chicago Board of Trade of the City of Chicago; Chicago Mercantile Exchange; International Monetary Market; (a division of the Chicago Mercantile Exchange); the Kansas City Board of Trade; and the New York Futures Exchange.

     EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlying security upon exercise or the holder of a put option may sell the underlying security upon exercise.

     EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

     HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

     OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from such Clearing Corporation the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. The Fund will sell ("write") and purchase puts only on U.S. Exchanges.

     OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

     PREMIUM. The price of an option agreed upon between the buyer and writer or their agents in a transaction on the floor of an Exchange.

     SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

     STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

     INDEX BASED FUTURES CONTRACT. An index based futures contract is a bilateral agreement pursuant to which a party, agrees to buy or deliver at settlement an amount of cash equal to $500 times the difference between the closing value of an index on the expiration date and the price at which the futures contract is originally struck. Index based futures are traded on Commodities Exchanges. Currently index based stock index futures contracts can be purchased or sold with respect to the Standard & Poor's Corporation (S&P) 500 Stock Index and S&P 100 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index and Major Market Index on the Kansas City Board of Trade.

     UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.

SCHEDULE OF INVESTMENTS--July 31, 1995

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME (94.5%)
INDUSTRIAL BONDS & NOTES (40.5%)
ADVERTISING (0.7%)
Lamar Advertising Co.                           Sr. Secd. Notes              11.000%     2003     $1,000,000   $ 1,010,000
Lifestyle Brands                                Gtd. Deb. (Subord.)          10.000      1997      1,050,000     1,050,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,060,000
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE (1.2%)
SabreLiner Inc.                                 Sr. Notes                    12.500      2003      2,500,000     2,200,000
Transdigm Inc.                                  Sr. Notes (Subord.)          13.000      2000      1,250,000     1,143,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,343,750
---------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (0.1%)
US Africa Airways (6/2/94-$750,000)(a)(b)(c)    Sr. Secd. Notes              12.000      1999        750,000       345,000
---------------------------------------------------------------------------------------------------------------------------
AMUSEMENTS (2.4%)
El Comandante Capital Corp.                     1st Mtge. Notes              11.750      2003      1,750,000     1,645,000
Grand Palais Casinos, Inc. (8/15/94-
  $2,542,000)(b)                                Sr. Secd. PIK Notes          18.250      1997      2,250,000     2,250,000
Hemmeter Enterprises, Inc. (12/14/93-           Unit (Sr. Secd. PIK
  $4,992,674)(b)                                Notes/Wts.)                  12.000      2000      6,597,710     2,837,015
Starcraft Corp. (2/11/88-$178,833)(a)(b)(c)     Notes (Subord.)              16.500      1998        750,000        15,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,747,015
---------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (4.3%)
Alpine Group, Inc. (e)                          Sr. Notes                    12.250      2003      2,000,000     1,840,000
Associated Materials, Inc.                      Sr. Notes (Subord.)          11.500      2003      1,500,000     1,380,000
HMH Properties, Inc.                            Sr. Secd. Notes               9.500      2005      3,000,000     2,947,500
Koppers Industries, Inc.                        Sr. Notes                     8.500      2004      2,050,000     1,988,500
Schuller International Group, Inc.              Sr. Notes                    10.875      2004      1,400,000     1,529,500
USG Corp.                                       Deb.                          8.750      2017      2,500,000     2,425,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                12,110,500
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (0.2%)
Lanesborough Corp.                              Sr. Secd. Notes (Subord.)    10.000      2000        575,000       402,500
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS (0.8%)
Key Plastics, Inc.                              Sr. Notes                    14.000      1999        250,000       252,500
Sherritt Gordon Ltd.                            Sr. Notes                     9.750      2003      2,000,000     2,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2,252,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)
See Notes to Schedule of Investments.

                                      9

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.2%)
American Safety Razor Co. (e)                   Sr. Notes                     9.875%     2005    $   750,000   $   754,688
Drypers Corp.                                   Sr. Notes                    12.500      2002      2,000,000     1,880,000
International Semi-Tech Electronics, Inc.
  (Eff. Yield 11.98%)(d)                        Sr. Secd. Disc. Notes         0.000      2003      3,000,000     1,597,500
Revlon Consumer Products Corp.                  Sr. Notes (Subord.)          10.500      2003      2,000,000     2,010,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,242,188
---------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.4%)
Jordan Industries, Inc.                         Sr. Notes                    10.375      2003      1,300,000     1,225,250
---------------------------------------------------------------------------------------------------------------------------
FOODS (4.9%)
Cott Corporation                                Sr. Notes                     9.375      2005      1,650,000     1,658,250
Iowa Select Farms (1/21/94-$6,182,225)
  (Eff. Yield 13.716%)(b)(d)                    Sr. Disc. Notes/Wts.          0.000      2004     12,828,000     6,184,507
Iowa Select Farms (8/2/94-$3,833,241)
  (Eff. Yield 16.62%)(b)(d)                     Sr. Disc. Notes/Wts.          0.000      2004      7,954,000     3,834,703
Specialty Foods Corp.                           Sr. Notes (Subord.)          11.250      2003      2,000,000     1,960,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,637,460
---------------------------------------------------------------------------------------------------------------------------
HEALTHCARE (0.4%)
Community Health Systems Inc.                   Sr. Deb. (Subord.)           10.250      2003      1,000,000     1,065,000
---------------------------------------------------------------------------------------------------------------------------
INSURANCE (1.4%)
CCP Insurance, Inc.                             Sr. Note                     10.500      2004      2,000,000     2,100,000
Reliance Group Holdings, Inc.                   Sr. Deb. (Subord.)            9.750      2003      2,000,000     1,960,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 4,060,000
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING (2.1%)
Algoma Steel Inc.                               1st Mtge.                    12.375      2005      2,000,000     1,880,000
Inland Steel Co.                                Unsecd. Notes                12.750      2002      1,910,000     2,134,425
Republic Engineered Steels, Inc.                1st Mtge. Notes               9.875      2001      2,000,000     1,890,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 5,904,425
---------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (1.5%)
TransTexas Gas Corp.                            Sr. Secd. Note               11.500      2002      4,000,000     4,160,000
---------------------------------------------------------------------------------------------------------------------------
OIL (2.3%)
Chatwins Group, Inc.                            Sr. Notes                    13.000      2003      1,250,000     1,037,500
Gulf Canada Resources Ltd.                      Sr. Notes (Subord.)           9.625      2005      1,475,000     1,489,750
Kelley Oil & Gas Corporation                    Sr. Notes                    13.500      1999      2,000,000     1,960,000
Plains Resources, Inc.                          Sr. Notes (Subord.)          12.000      1999      1,900,000     1,976,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,463,250
---------------------------------------------------------------------------------------------------------------------------
See Notes to Schedule of Investments.
                                      10

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (2.3%)
Container Corp. of America                      Sr. Notes                    10.750%     2002     $2,000,000   $ 2,130,000
Owens-Illinois, Inc.                            Deb.                         11.000      2003      2,000,000     2,205,000
Rainy River Forest Products, Inc.               Sr. Notes                    10.750      2001      2,000,000     2,120,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 6,455,000
---------------------------------------------------------------------------------------------------------------------------
RESTAURANTS (1.3%)
Great American Cookie Co., Inc.                 Sr. Secd. Notes              10.875      2001      2,000,000     1,720,000
Pantry, Inc.                                    Sr. Notes                    12.000      2000      2,000,000     1,980,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,700,000
---------------------------------------------------------------------------------------------------------------------------
RETAIL (4.7%)
Big 5 Holdings, Inc.                            Sr. Notes (Subord.)          13.625      2002        125,000       128,125
Cole National Group, Inc.                       Sr. Notes                    11.250      2001      1,750,000     1,706,250
Finlay Fine Jewelry Corp.                       Sr. Notes                    10.625      2003      1,000,000       970,000
Hills Stores Co.                                Sr. Notes                    10.250      2003      2,000,000     1,912,500
Pamida, Inc.                                    Sr. Notes (Subord.)          11.750      2003        775,000       689,750
Pathmark Stores, Inc.                           Sr. Notes (Subord.)           9.625      2003      2,000,000     1,980,000
Penn Traffic Co.                                Sr. Notes (Subord.)           9.625      2005      2,000,000     1,795,000
Service Merchandise Co.                         Sr. Deb. (Subord.)            9.000      2004      2,000,000     1,690,000
Southland Corp.                                 1st Priority Sr. Deb.
                                                (Subord.)                     5.000      2003      3,000,000     2,310,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                13,181,625
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
Ampex Corp. (Eff. Yield 10.125%)(d)             Disc. Conv. Bonds,
                                                Series C                      0.000      1997        958,000     1,331,620
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.0%)
Adelphia Communications Corp.                   Sr. Notes                    12.500      2002      1,400,000     1,442,000
Bell Cablemedia PLC (Eff. Yield 10.67%)(d)      Sr. Disc. Notes               0.000      2004      2,000,000     1,330,000
Cablevision Systems Corp.                       Sr. Deb. (Subord.)            9.875      2013      2,000,000     2,180,000
Centennial Cellular Corp.                       Sr. Notes                    10.125      2005        500,000       501,875
Continental Cablevision, Inc.                   Sr. Deb.                      9.500      2013      2,525,000     2,651,250
Pagemart, Inc. (Eff. Yield 12.25%)(d)           Sr. Disc. Notes               0.000      2003      2,900,000     1,885,000
Paging Network, Inc.                            Sr. Notes (Subord.)          10.125      2007      1,000,000     1,020,000
Rogers Cablesystems Ltd.                        Sr. Notes                    10.000      2005      3,000,000     3,142,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                14,152,625
---------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
Eletson Holdings, Inc.                          1st Mtge. Notes               9.250      2003      2,000,000     1,920,000
Viking Star Shipping, Inc.                      Notes                         9.625      2003      1,500,000     1,530,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 3,450,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)
See Notes to Schedule of Investments.
                                      11

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
UTILITIES (0.6%)
Consolidated Hydro, Inc.
  (Eff. Yield 14.76%)(6/15/93-
  $2,208,791)(b)(d)                             Sr. Disc. Notes               0.000%   2003      $ 3,100,000  $  1,720,500
---------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$117,249,685)                                                            114,010,208
---------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (1.8%)
FNMA # 124289, Cap. 13.431%, Margin
  2.00% + CMT (Cost $5,139,575)                                               7.632    2021        4,967,570     5,095,634
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (27.3%)
Argentina Republic                              Unsecd. Deb.                  8.375    2003        3,250,000     2,478,125
Brazil (Republic of)                            Secd. Bonds
                                                ("Brady" par Bonds)           4.000    2024       20,000,000     8,725,000
Celulose Nipo Brasileiras                       Unsecd. Deb.                  9.375    2003        3,750,000     3,496,875
Fomento Economico Mexico, S.A.                  Unsecd. Deb.                  9.500    1997        2,000,000     1,955,000
Grupo Televisa, S. A. de C.V.                   Unsecd. Med.
                                                Term Notes                   10.000    1997        3,000,000     2,925,000
Indah Kiat International Finance Co.            Gtd. Sr. Secd. Notes         11.375    1999        2,000,000     2,020,000
Indah Kiat International Finance Co.            Gtd. Sr. Secd. Notes         11.875    2002        3,000,000     3,030,000
Ispat Mexicana S. A.                            Sr. Unsecd. Deb.             10.375    2001        2,000,000     1,750,000
Klabin Fabricadora Papel                        Unsecd. Deb.                 11.000    1998        2,000,000     1,980,000
Klabin Fabricadora Papel                        Unsecd. Deb.                 10.000    2001        5,000,000     4,550,000
Metalurgica Gerdau, S.A.                        Unsecd. Deb.                 10.250    2001          660,000       620,400
Telecom Argentina                               Unsecd. Deb.                  8.375    2000        9,000,000     8,100,000
Telecom Argentina (e)                           Unsecd. Deb.                  8.375    2000        1,440,000     1,310,400
Telecomunicacoes Brasileiras S. A.              Unsecd. Deb.                 10.000    1997       13,892,000    13,913,815
Telecomunicacoes Brasileiras S. A.              Unsecd. Deb.                 10.375    1997          800,000       809,000
Telefonica de Argentina                         Unsecd. Deb.                  8.375    2000        7,400,000     6,660,000
Telefonica de Argentina                         Unsecd. Deb.                 11.875    2004        6,000,000     5,970,000
Vencemos Financing                              Unsecd. Deb.                  9.250    1996        1,900,000     1,738,500
Yacimientos Petroliferos Fiscales S. A.
  (YPF)                                         Unsecd. Notes                 8.000    2004        5,400,000     4,698,324
---------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$79,911,392)                                                          76,730,439
---------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON U.S. DOLLARS) (8.0%)
Denmark (Kingdom of)                           Deb.                           8.000    2003       49,000,000     8,997,958
                                                                                                Danish Krone
France (Government of)                         Sr. Unsecd. Notes              7.500    2005       37,000,000     7,772,201
                                                                                                French Franc
Sweden (Kingdom of)                            Deb.                          10.250    2003       41,000,000     5,797,342
                                                                                               Swedish Krona
---------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (Cost--$21,755,460)                                                      22,567,501
---------------------------------------------------------------------------------------------------------------------------
See Notes to Schedule of Investments.
                                      12

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (16.9%)
U.S. Treasury Bonds                                                           7.875%     2021     $9,600,000  $ 10,656,000
U.S. Treasury Bonds                                                           7.625      2025      1,000,000     1,096,720
U.S. Treasury Notes                                                           8.250      1998      6,600,000     6,986,694
U.S. Treasury Notes                                                           7.875      2004      5,925,000     6,495,281
U.S. Treasury Notes                                                           6.500      2005      1,000,000     1,004,530
U.S. Treasury Notes                                                           5.875      2000        500,000       493,670
U.S. Treasury Notes                                                           8.875      1997      6,925,000     7,350,264
U.S. Treasury Notes (g)                                                       8.875      1998      8,000,000     8,654,960
U.S. Treasury Notes                                                           8.750      2000      4,250,000     4,713,505
---------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (Cost--$46,343,477)                                          47,451,624
---------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$270,399,589)                                                                        265,855,406
---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Shares
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS/WARRANTS (2.6%)
Ampex Corp.(a)                                                                                           589         2,558
Ampex Corp., Class A (a)                                                                              19,247        81,800
Ampex Corp., Class C (a)                                                                             318,648     1,354,254
Ampex Corp., wts. (a)                                                                                 90,665       385,326
Chatwins Group, Inc., wts. (a)                                                                         1,250           625
CHC Helicopter Corp., wts. (a)                                                                         2,400         2,400
Cookies USA, Inc., wts. (a)                                                                              360        14,400
Dial Page, Inc., wts. (a)                                                                              4,820         9,640
Dimac Corp. (a)                                                                                       17,833       283,099
Finlay Enterprises, Inc. (a)                                                                             667        10,339
Grand Palais Casinos, Inc., Ltd. Liab. Int. (8/15/94-$-0-) (a)(b)                                    160,136         1,602
Grand Palais Casinos, Inc., wts. (8/15/94-$57) (a)(b)                                                 87,342       660,306
Grand Palais Casinos, Inc., Series A, wts. (8/15/94-$727) (a)(b)                                      72,794       550,324
Grand Palais Casinos, Inc., Series B, wts. (8/15/94-$397) (a)(b)                                      39,706       300,177
Grand Palais Casinos, Inc., Series C, wts. (8/15/94-$3,507) (a)(b)                                   350,735         3,508
HDA Management Corp., wts. (a)                                                                         1,750         9,275
Hemmeter Enterprises, Inc., wts. (12/15/93-$0-) (a)(b)                                                87,342            88
Hemmeter Enterprises, Inc., wts. (12/22/93-$225,000) (a)(b)                                           98,568            99
Lanesborough Corp. (a)                                                                                   790             8
Pagemart, Inc., wts. (a)                                                                              13,340        80,040
Specialty Equipment Cos., Inc. (a)                                                                   265,800     3,372,338
Transdigm Inc., wts. (a)                                                                               9,973        99,730
---------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/WARRANTS (Cost--$2,155,681)                                                                  7,221,936
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   (continued on next page)
See Notes to Schedule of Investments.

                                      13

                                                                             Coupon    Maturity    Principal      Market
                                                                              Rate       Date       Amount        Value
---------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
Ampex Corp. (11/20/92-$2,106,054) (a)(b)                                                          $    2,156  $    970,200
US Africa Airways (6/2/94-$2,500,000) (a)(b)                                                           2,500             3
---------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost--$4,606,054)                                                                          970,203
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (1.0%)
U.S. GOVERNMENT (AND AGENCY) ISSUES (0.4%)
  U.S. Treasury Bills                                                                      1995    1,255,000     1,240,040
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Maturity
                                                                                                     Value
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
Keystone Joint Repurchase Agreement (Investments in repurchase
  agreements, in a joint trading account, dated 7/31/95)(f)                   5.830    08/01/95   $1,740,282     1,740,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost--$2,980,059)                                                                  2,980,040
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$280,141,383)(h)                                                                      277,027,585
OTHER ASSETS AND LIABILITIES--NET (1.5%)                                                                         4,254,555
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                             $281,282,140
---------------------------------------------------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.

(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) and are valued using market quotations where available. In the absence of such quotations, these securities are valued at fair value in the opinion of management--in the case of bonds, at estimated value considering quality, coupon, term, call feature, yield to maturity of the security and similar issues which are actively traded, sinking fund, marketability, plus adjustment, if any, for equity features or other special factors. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The date of acquisition and cost are set forth in parentheses after the title of each restricted security. On the date of acquisition there was no market quotation or similar securities and the above securities were valued at acquisition costs. At July 31, 1995, the fair value of these restricted securities was $14,586,017 (5.00% of net assets). The Fund will not pay the costs of disposition of the above restricted securities other than ordinary brokerage fees, if any.

   (c) Securities which have defaulted on payment of interest and/or principal. The Fund has ceased accruing income on these securities.

   (d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

   (e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

   (f) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at July 31, 1995.

   (g) $2,275,000 principal amount of this security is used as collateral for a reverse repurchase agreement at July 31, 1995.

   (h) The cost of investments for federal income tax purposes is $280,708,880. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at July 31, 1995 are as follows:

Gross unrealized appreciation      $  9,785,923
Gross unrealized depreciation       (13,467,218)
                                   ------------
Net unrealized depreciation       ($  3,681,295)
                                   ============

Legend of Portfolio Abbreviations:
FNMA--Federal National Mortgage Association

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                               Year Ended July 31,
                                 1995         1994(d)         1993          1992       1991
=============================================================================================
Net asset value beginning
  of period                    $  7.35       $   7.86       $  7.02       $  6.10    $  7.17
---------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income             0.64           0.61          0.69          0.78       0.89
Net gain (loss) on
  investments, closed
  futures contracts and
  foreign currency related
  transactions                   (0.45)         (0.44)         0.89          0.89      (1.01)
---------------------------------------------------------------------------------------------
Total from investment
  operations                      0.19           0.17          1.58          1.67      (0.12)
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income            (0.60)         (0.61)        (0.72)        (0.75)     (0.89)
In excess of net investment
  income                         (0.03)         (0.03)        (0.02)            0      (0.06)
Tax basis return of capital      (0.02)         (0.04)            0             0          0
Net realized gains                   0              0             0             0          0
---------------------------------------------------------------------------------------------
Total distributions              (0.65)         (0.68)        (0.74)        (0.75)     (0.95)
---------------------------------------------------------------------------------------------
Net asset value end of
  period                       $  6.89       $   7.35       $  7.86       $  7.02    $  6.10
=============================================================================================
Total return(a)                   3.00%          1.86%        24.13%        28.73%      0.54%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses(b)                1.33%          1.32%         1.80%         2.09%      2.00%
 Net investment income            9.31%          7.79%         9.50%        11.73%     15.23%
Portfolio turnover rate             95%            92%          151%           95%        82%
---------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                  $85,970       $105,181       $85,793       $70,459    $70,246
=============================================================================================

                                                                           February 13,  1987
                                                                            (Commencement of
                                             Year Ended July 31,             Operations) to
                                     1990        1989           1988          July 31, 1987
=============================================================================================
Net asset value beginning
  of period                     $  9.02         $ 9.36       $  10.04          $10.00
---------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income              1.03           1.10           1.05            0.22
Net gain (loss) on
  investments, closed
  futures contracts and
  foreign currency related
  transactions                    (1.79)         (0.31)         (0.65)           0.00
---------------------------------------------------------------------------------------------
Total from investment
  operations                      (0.76)          0.79           0.40            0.22
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income             (1.04)         (1.11)         (1.08)          (0.18)
In excess of net investment
  income                          (0.05)             0              0               0
Tax basis return of capital           0              0              0               0
Net realized gains                    0          (0.02)             0               0
---------------------------------------------------------------------------------------------
Total distributions               (1.09)         (1.13)         (1.08)          (0.18)
---------------------------------------------------------------------------------------------
Net asset value end of
  period                        $  7.17          $9.02       $   9.36          $10.04
=============================================================================================
Total return(a)                   (8.55%)         9.00%          4.49%           2.20%
Ratios/supplemental data
Ratios to average net
  assets:
 Total expenses(b)                 2.00%          1.81%          1.28%           1.00%(c)
 Net investment income            12.91%         12.06%         10.98%          10.12%(c)
Portfolio turnover rate              36%            73%            46%             13%
---------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                   $83,106       $138,499       $114,310         $ 8,191
=============================================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. The "Ratio of total expenses to average net assets" would have been 2.12%, 2.25%, 2.01%, 1.90%, 2.08% and 6.08% for the years ended July 31, 1992, 1991, 1990, 1989, 1988 and the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987, respectively.

(c) Annualized for the period from April 14, 1987 (Commencement of Investment Operations) to July 31, 1987.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                         February 1, 1993
                                                                         (Date of Initial
                                               Year Ended July 31,      Public Offering) to
                                               1995        1994(c)         July 31, 1993
=============================================================================================
Net asset value beginning of period           $   7.38      $   7.89         $  7.07
---------------------------------------------------------------------------------------------
Income from investment operations:
Net Investment income                             0.60          0.55            0.24
Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                           (0.47)        (0.44)           0.92
---------------------------------------------------------------------------------------------
Total from investment operations                  0.13          0.11            1.16
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (0.55)        (0.55)          (0.24)
In excess of net investment income               (0.03)        (0.03)          (0.10)
Tax basis return of capital                      (0.01)        (0.04)           0
---------------------------------------------------------------------------------------------
Total distributions                              (0.59)        (0.62)          (0.34)
---------------------------------------------------------------------------------------------
Net asset value end of period                 $   6.92      $   7.38         $  7.89
=============================================================================================
Total return(a)                                   2.12%         1.10%          16.75%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   2.06%         2.07%           2.37%(b)
 Net investment income                            8.58%         7.11%           7.18%(b)
Portfolio turnover rate                             95%           92%            151%
---------------------------------------------------------------------------------------------
Net assets end of period (thousands)          $149,091      $162,866         $35,415
=============================================================================================


(a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                       February 1, 1993
                                                                       (Date of Initial
                                              Year Ended July 31,     Public Offering) to
                                              1995        1994(c)       July 31, 1993
==========================================================================================
Net asset value beginning of period           $  7.37      $  7.88          $  7.07
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            0.59         0.55             0.24
Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                          (0.45)       (0.44)            0.91
------------------------------------------------------------------------------------------
Total from investment operations                 0.14         0.11             1.15
------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (0.55)       (0.55)           (0.24)
In excess of net investment income              (0.03)       (0.03)           (0.10)
Tax basis return of capital                     (0.01)       (0.04)            0
------------------------------------------------------------------------------------------
Total distributions                             (0.59)       (0.62)           (0.34)
------------------------------------------------------------------------------------------
Net asset value end of period                 $  6.92      $  7.37          $  7.88
==========================================================================================
Total return(a)                                  2.27%        1.09%           16.61%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  2.08%        2.07%            2.25%(b)
 Net investment income                           8.56%        7.09%            7.35%(b)
Portfolio turnover rate                            95%          92%             151%
------------------------------------------------------------------------------------------
Net assets end of period (thousands)          $46,221      $59,228          $19,706
==========================================================================================

(a) Excluding applicable sales charges.

(b) Annualized.

(c) Calculation based on average shares outstanding.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995

============================================================
Assets (Notes 1 and 7):
 Investments at market value (identified
   cost--$280,141,383)                         $277,027,585
 Cash                                                 2,335
 Receivable for:
  Investments sold                                2,418,781
  Fund shares sold                                1,106,584
  Interest                                        5,620,433
  Forward foreign currency exchange
  contracts                                      36,856,232
 Prepaid expenses                                     7,247
 Other assets                                       215,068
------------------------------------------------------------
   Total assets                                 323,254,265
------------------------------------------------------------
Liabilities (Notes 1, 4 and 7):
 Payable for:
  Investments purchased                             750,000
  Reverse repurchase agreement                    2,501,630
  Fund shares redeemed                              391,381
  Income distribution                               850,214
  Forward foreign currency exchange
  contracts                                      37,349,697
 Due to related parties                              35,429
 Other accrued expenses                              93,774
------------------------------------------------------------
   Total liabilities                             41,972,125
------------------------------------------------------------
Net assets                                     $281,282,140
============================================================
Net assets represented by (Notes 1 and 7):
 Paid-in capital                               $352,816,575
 Accumulated distributions in excess of net
   investment income                             (1,023,303)
 Accumulated net realized gain (loss) on
  investments, closed futures contracts and
  foreign currency related transactions         (66,912,635)
 Net unrealized appreciation (depreciation)
  on:
  Investments                                    (3,113,798)
  Foreign currency related transactions            (484,699)
------------------------------------------------------------
   Total net assets                            $281,282,140
============================================================
Net Asset Value (Note 2):
 Class A Shares
  Net assets of $85,969,868/12,482,994
  shares outstanding                                  $6.89
  Offering price per share
  ($6.89/0.9525)(based on a sales charge of
  4.75% of the offering price July 31, 1995)          $7.23
 Class B Shares
  Net assets of $149,090,949/21,533,256
  shares outstanding                                  $6.92
 Class C Shares
  Net assets of $46,221,323/6,683,142 shares
    outstanding                                       $6.92
============================================================

STATEMENT OF OPERATIONS
Year Ended July 31, 1995

==========================================================================
Investment income (Note 1):
 Interest (net of foreign withholding taxes of $20,741)       $ 31,125,349
 Other income                                                      140,543
--------------------------------------------------------------------------
                                                                31,265,892
--------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fees                               $  1,954,412
 Transfer agent fees                                783,249
 Accounting, auditing and legal fees                107,763
 Custodian fees                                     136,937
 Printing                                            35,162
 Trustees' fees and expenses                         30,894
 Distribution Plan expenses                       2,225,309
 Registration fees                                  116,594
 Miscellaneous                                       19,322
--------------------------------------------------------------------------
  Total expenses                                                 5,409,642
--------------------------------------------------------------------------
 Net investment income (Note 1)                                 25,856,250
--------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments, closed futures contracts and
  foreign currency related transactions
  (Notes 1, 3 and 7):
 Net realized gain (loss) on:
  Investments                                   (37,601,948)
  Closed futures contracts                         (212,014)
  Foreign currency related transactions            (208,034)
--------------------------------------------------------------------------
Net realized gain (loss) on  investments,
  closed futures contracts and foreign
  currency related transactions                                (38,021,996)
--------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on:
  Investments                                    17,538,640
  Foreign currency related transactions            (334,948)
--------------------------------------------------------------------------
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency related transactions                                 17,203,692
--------------------------------------------------------------------------
 Net gain (loss) on investments, closed
  futures contracts and foreign currency
  related transactions                                         (20,818,304)
--------------------------------------------------------------------------
 Net increase (decrease) in net assets
   resulting from operations                                  $  5,037,946
==========================================================================
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                   Year Ended July 31,
                                                   1995           1994
============================================================================
Operations:
Net investment income                          $ 25,856,250   $ 20,003,498
Net realized gain (loss) on investments,
  closed futures contracts and foreign
  currency related transactions                 (38,021,996)    (2,647,174)
Net change in unrealized appreciation
  (depreciation)                                 17,203,692    (22,719,049)
----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                     5,037,946     (5,362,725)
----------------------------------------------------------------------------
Distributions to shareholders from (Notes 1
  and 6):
Net investment income:
 Class A Shares                                  (8,015,693)    (8,180,776)
 Class B Shares                                 (12,000,626)    (8,336,957)
 Class C Shares                                  (3,983,775)    (3,485,765)
In excess of net investment income:
 Class A Shares                                    (385,252)      (297,073)
 Class B Shares                                    (576,777)      (170,776)
 Class C Shares                                    (191,469)      (111,966)
Tax basis return of capital:
 Class A Shares                                    (199,090)      (557,304)
 Class B Shares                                    (298,065)      (862,946)
 Class C Shares                                     (98,947)      (313,820)
----------------------------------------------------------------------------
   Total distributions to shareholders          (25,749,694)   (22,317,383)
----------------------------------------------------------------------------
Capital share transactions (Note 2):
Proceeds from shares sold:
 Class A Shares                                  10,254,533     56,687,657
 Class B Shares                                  34,092,723    157,431,744
 Class C Shares                                  12,856,402     59,770,321
Payment for shares redeemed:
 Class A Shares                                 (27,229,543)   (33,988,212)
 Class B Shares                                 (44,185,075)   (20,279,764)
 Class C Shares                                 (24,956,159)   (17,427,275)
Net asset value of shares issued in
  reinvestment of dividends and
  distributions:
 Class A Shares                                   4,322,219      4,552,241
 Class B Shares                                   6,821,317      4,762,342
 Class C Shares                                   2,742,673      2,531,228
----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from capital share
    transactions                                (25,280,910)   214,040,282
----------------------------------------------------------------------------
   Total increase (decrease) in net assets      (45,992,658)   186,360,174
----------------------------------------------------------------------------
Net assets:
 Beginning of year                              327,274,798    140,914,624
 End of year [including accumulated
  distributions in excess of net  investment
  income as follows: July 1995--($1,023,303)
  and July 1994--($1,089,927)](Note 1)         $281,282,140   $327,274,798
============================================================================
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Strategic Income Fund (formerly Keystone America Strategic Income
Fund) (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc. ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

   The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase, and available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC") (formerly Keystone Distributors, Inc.), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") formerly Keystone Group, Inc., a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former management of Keystone and its affiliates. KMI is a wholly-owned subsidiary of Keystone. Keystone Investor Resource Center, Inc. ("KIRC") a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Market quotations are not considered to be readily available for long-term bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market.

   The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. A futures contract is an agreement between two parties to buy and sell a spe-cific amount of a commodity, security, financial instrument, or, in the case of stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for financial reporting and federal income tax purposes. Distributions to shareholders are recorded by the Fund at the close of business on the ex-dividend date.

C. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of l986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of the collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund may enter into forward foreign currency contracts ("contracts") to settle purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes, and differences in the treatment of certain foreign currency gains and losses.

G. The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Fund's Board of Trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchased agreement, it will establish and maintain a segregated account with the lender containing securities having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed of limited.

The average daily balance of reverse repurchase agreements outstanding during the year ended July 31, 1995 was approximately $2,137,500, or $0.05 per share based on average shares outstanding during the year at a weighted average interest rate of 6.14%. The maximum amount of borrowings outstanding at any week-end during the year was $5,003,056 (including accrued interest), at a weighted average interest rate of 5.57%, and was 1.63% of total assets. The rate on the July 31, 1995 borrowing was 5.95% and matures on August 1, 1995.

(2) Capital Share Transactions

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                  Class A Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   1,476,748     7,102,946
Shares redeemed                              (3,933,229)   (4,281,723)
Shares issued in reinvestment of dividends
  and distributions                             630,245       576,905
-----------------------------------------------------------------------
Net increase (decrease)                      (1,826,236)    3,398,128
=======================================================================

                                                  Class B Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   4,868,980    19,549,754
Shares redeemed                              (6,393,919)   (2,576,838)
Shares issued in reinvestment of dividends
  and distributions                             989,682       606,379
-----------------------------------------------------------------------
Net increase (decrease)                        (535,257)   17,579,295
=======================================================================

                                                  Class C Shares
-----------------------------------------------------------------------
                                                Year Ended July 31,
                                                1995          1994
-----------------------------------------------------------------------
Shares sold                                   1,847,558     7,433,632
Shares redeemed                              (3,594,976)   (2,223,361)
Shares issued in reinvestment of dividends
  and distributions                             397,992       321,340
-----------------------------------------------------------------------
Net increase (decrease)                      (1,349,426)    5,531,611
=======================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of Class A shares maintained by the such others outstanding on the Fund's books for specified periods.

   The Class B Distribution Plan provides for payment at an annual rate of 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) (i) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses of the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to .75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of National Association of Securities Dealers, Inc. ("NASD rule") plus service fees at an annual rate of 0.25%, respectively, of the average daily net asset value of each Class C shares maintained by such others outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the year ended July 31, 1995, the Fund paid or accrued to KIDC $228,520, $1,490,077 and $506,712 for Class A, Class B and Class C
Distribution Plans, respectively. These amounts represent 0.25%, 0.98% and 1.00%, respectively, of the net asset value of Class A, Class B and Class C at July 31, 1995. Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans are $11,098,815 and $4,539,048 or 7.44% and 9.82% of net assets for Classes B and C, respectively, as of July 31, 1995.

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $30,845,000 which expires as follows:
1998--$1,843,000, 1999--$11,547,000, 2000--$12,167,000 and 2002--$5,288,000.
For the year ended July 31, 1995, purchases and sales of investment securities (including proceeds received at maturity) were as follows:

                             Cost of          Proceeds
                            Purchases        from Sales
===========================================================
Portfolio securities     $  270,706,365    $  289,938,510
Short-term investments    1,462,350,162     1,470,029,162
-----------------------------------------------------------
                         $1,733,056,527    $1,759,967,672
===========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, dated December 29, 1989, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and payable daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.25% to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, dated December 30, 1989, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended July 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $1,954,412 which represented 0.66% of the Fund's average net assets. Of such amount paid to KMI, $1,661,250 was paid to Keystone for its services to the Fund.

   During the year ended July 31, 1995 the Fund paid or accrued to KIRC $783,249 for transfer agent services and $17,770 to KII as reimbursement for certain accounting services.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees received no compensation directly from the Fund.

(5.) Class Level Expenses

Presently, the Fund's class-specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the year ended July 31, 1995, the total amount of expenses incurred by each class' Distribution Plan is set forth in Note (2.) "Capital Share Transactions."

(6.) Distributions to Shareholders

Distributions of $0.049 per share for Class A, $0.045 for Class B, and $0.045 for Class C from net investment income were declared payable on September 26, 1995 to shareholders of record September 25, 1995. These distributions are not reflected in the accompanying financial statements.

   The Fund intends to distribute to its shareholders dividends from net investment income monthly and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid before the next February 1 will be taxable to shareholders in the year declared.

(7.) Forward Foreign Currency Exchange Contracts

At July 31, 1995, the Fund had entered into the following foreign currency exchange contracts which obligate the Fund to receive or deliver currencies at specified future dates. The unrealized depreciation of $493,465 on these contracts is included in the accompanying financial statements. The terms of these contracts are as follows:

 Exchange    Currency to     U.S. $ value      Currency to     U.S. $ value
  date      be delivered    as of 7/31/95      be received     as of 7/31/95
----------------------------------------------------------------------------
8/03/95        9,961,200      $ 2,078,850       2,000,000        $2,000,000
               Fr Franc                          U.S. $
8/23/95        2,705,052        2,705,052       3,812,080         2,813,017
                U.S. $                           Aust. $
8/23/95        3,812,080        2,813,017       2,715,344         2,715,344
                Aust. $                          U.S. $
8/23/95        2,889,060        2,889,060       15,634,150        2,900,613
                U.S. $                        Danish Krone
8/23/95       15,634,150        2,900,613       2,765,491         2,765,491
             Danish Krone                        U.S. $
8/23/95        2,522,704        2,522,704       12,500,000        2,607,999
                U.S. $                          Fr. Franc
8/23/95         346,569           346,569       1,664,500          347,281
                 U.S $                          Fr. Franc
8/23/95       14,164,500        2,955,281       2,761,003         2,761,003
               Fr. Franc                          U.S $
8/23/95        2,868,326        2,868,326       20,408,143        2,882,091
                U.S. $                        Swedish Krona

Exchange     Currency to     U.S. $ value      Currency to     U.S. $ value
  date      be delivered    as of 7/31/95      be received     as of 7/31/95
----------------------------------------------------------------------------
8/23/95       20,408,143        2,882,091       2,743,768         2,743,768
               Swedish
                Krona                            U.S. $
10/12/95       4,542,905        4,542,905       24,563,485        4,553,819
                 U.S $                        Danish Krone
10/12/95      15,708,048        2,912,111       2,868,264         2,868,264
             Danish Krone                        U.S. $
10/12/95       8,855,438        1,641,707       1,625,000         1,625,000
             Danish Krone                        U.S. $
10/12/95       1,643,869        1,643,869       7,899,450         1,647,542
                 U.S.$                          Fr. Franc
10/12/95       7,899,450        1,647,542       1,625,000         1,625,000
               Fr. Franc                         U.S. $
----------------------------------------------------------------------------
                              $37,349,697                        $36,856,232
============================================================================

FEDERAL TAX STATUS--FISCAL 1995 DISTRIBUTIONS (Unaudited)

The per share distributions paid to you for fiscal 1995, whether taken in shares or cash, are as follows:

    Class A Shares          Class B Shares           Class C Shares
  Income    Return of     Income     Return of     Income     Return of
Dividends    Capital     Dividends    Capital    Dividends     Capital
$0.63         $0.02        $0.58       $0.01       $0.58        $0.01

In January 1996 complete information on calendar year 1995 distributions will be forwarded to you to assist in completing your 1995 federal income tax return.

Keystone Strategic Income Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Income Fund (formerly Keystone America Strategic Income
Fund), including the schedule of investments, as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the eight-year period ended July 31, 1995 and the period from February 13, 1987 (commencement of operations) to July 31, 1987 for Class A shares and for each of the years in the two year period ended July 31, 1995 and the period from February 1, 1993 to July 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Income Fund as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Boston, Massachusetts
September 1, 1995